-------------------------------

                              Founders Funds, Inc.

                                   PROSPECTUS

                                  MAY 1, 1999
                   AS SUPPLEMENTED THROUGH SEPTEMBER 20, 1999

                   ----------------------------------------------
                             AGGRESSIVE GROWTH FUNDS
                             Founders Passport Fund
                             Founders Discovery Fund
                             Founders Mid-Cap Growth Fund

                             GROWTH FUNDS
                             Founders International Equity Fund
                             Founders Worldwide Growth Fund
                             Founders Growth Fund

                             GROWTH-AND-INCOME FUNDS
                             Founders Growth and Income Fund
                             Founders Balanced Fund

                             FIXED-INCOME FUND
                             Founders Government Securities Fund

                             MONEY MARKET FUND
                             Founders Money Market Fund
                   ----------------------------------------------

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of these Funds' shares or determined whether the information in this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                             FOUNDERS FUNDS (LOGO)

TABLE OF CONTENTS
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A SUMMARY OF THE FOUNDERS FUNDS....          1

FEES AND EXPENSES OF THE FUNDS.....         23

MORE INFORMATION ABOUT INVESTMENT
  OBJECTIVES, STRATEGIES, AND
  RISKS............................         25

HOW THE FUNDS ARE MANAGED..........         32

HOW TO BUY AND SELL SHARES.........         35

CONDUCTING BUSINESS WITH
  FOUNDERS.........................         39

DIVIDENDS AND DISTRIBUTIONS........         49

TAXES..............................         50

DISTRIBUTION (12B-1) PLANS.........         51

SHAREHOLDER AND TRANSFER AGENCY
  SERVICES.........................         52

BROKERAGE ALLOCATION...............         52

FINANCIAL HIGHLIGHTS...............         53


The Founders Funds' Board of Directors has approved a multiple class distribution structure which authorizes the offering of multiple classes of shares for the Founders equity funds. The equity funds are Balanced, Discovery, Growth, Growth and Income, International Equity, Mid-Cap Growth, Passport, and Worldwide Growth Funds.

    The multiple class structure will become effective on or about December 31, 1999 (the "Effective Date"). Existing Fund shares (including shares of the two non-equity funds, Government Securities and Money Market Funds) will be designated as Class F shares as of the Effective Date. Holders of an existing account on the day prior to the Effective Date will remain eligible to purchase Class F shares of any existing or future Founders Fund as long as the shareholder continuously holds Class F shares of a Fund. As of the Effective Date, Class F shares will continue to be sold without any sales load and to have the same privileges as are currently provided. Class F shares generally will not be open to new investors as of the Effective Date.

    The Funds' names will also be changed from "Founders" to "Dreyfus Founders" on the Effective Date, and the name of the registered investment company of which the Funds are a series will be changed to "Dreyfus Founders Funds, Inc."

A SUMMARY OF THE FOUNDERS FUNDS
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WELCOME

Founders Asset Management LLC ("Founders" ) manages the 10 no-load Founders Funds. For easier reading, Founders will be referred to as "we," "us," or "our" throughout this Prospectus.

AN OVERVIEW OF THE FUNDS

We manage the Funds using a "growth style" of investing. We use a bottom-up approach to build equity portfolios, searching for companies whose fundamental strengths give them the potential to provide superior earnings growth over time. When a company's fundamentals are strong, we believe earnings growth will follow. Using this disciplined approach, we look for companies having some or all of the following characteristics:

  o  growth that is faster than a company's peers

  o growth that is faster than the market as a whole and sustainable over the long term

  o  strong management

  o  leading market positions and growing brand identities

  o  financial, marketing, and operating strength

    We go beyond Wall Street analysis and perform our own intense in-house research to determine whether companies meet our growth criteria. We often meet company management teams and other key staff face-to-face, talk to suppliers, customers and competitors, and tour corporate facilities and manufacturing plants to get a complete picture of the company before we invest.

FOUNDERS' AGGRESSIVE GROWTH FUNDS

The aggressive growth funds generally invest in faster-growing and more volatile stocks. They may be suitable for your investment plan if you have a long time horizon and are comfortable with short-term volatility.

  o  Founders Passport Fund
  o  Founders Discovery Fund
  o  Founders Mid-Cap Growth Fund

FOUNDERS' GROWTH FUNDS

Investors may use growth funds to form the core of their long-term investment plan because they may be less volatile over time than aggressive growth funds, while still maintaining the potential for growth. Growth funds may be suitable for your investment plan if you have a long time horizon.

  o  Founders International Equity Fund
  o  Founders Worldwide Growth Fund
  o  Founders Growth Fund

FOUNDERS' GROWTH-AND-INCOME FUNDS

These funds invest in growth sectors of the market, in companies that tend to be larger and more established, and that may pay dividends. For these reasons, growth-and-income funds present less risk than aggressive growth or pure growth funds.

  o  Founders Growth and Income Fund
  o  Founders Balanced Fund

FOUNDERS' INCOME FUNDS

These funds are the lowest-risk funds offered by Founders. They may be suitable for you if you have a short-term investment horizon, desire more safety and liquidity than may be available with equity funds, seek a modest level of income, or consider yourself a "saver" rather than an investor.

  o  Founders Government
     Securities Fund
  o  Founders Money Market Fund

FUND BY FUND SUMMARIES

The following descriptions provide an overview of each Fund's investment objective and principal investment strategies, list the main risks of investing in the Funds, and show historical investment performance. More detailed information about the Funds' investment strategies and associated risks begins on page 25. Please keep in mind that no Fund can guarantee that it will meet its investment objective and that, as with any investment, you can lose money by investing in the Funds.

    Below each Fund's description are:

  o a bar chart that shows how the investment returns of that Fund have varied in the past 10 years, or in the years since the Fund began if it is less than 10 years old

  o the highest and lowest quarterly Fund return for the past 10 years or since the Fund's inception if it is less than 10 years old, to indicate the Fund's historical short-term volatility

  o a table that shows how that Fund's average annual returns compare to returns of a broad-based index

    The comparative indexes included with each Fund's performance are included to provide a basis for comparing a Fund's performance against a specific securities market index and/or its peer group. Each index shown accounts for both change in security price and reinvestment of dividends. The Lipper Balanced Fund Index reflects the expenses of managing the mutual funds included in the index. The other indexes are unmanaged groups of securities that do not reflect the costs of managing a mutual fund. An investor may not invest directly in these indexes.

    An investment in the Funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

    A Fund's Morningstar category is subject to change.

             FOUNDERS PASSPORT FUND
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             TICKER SYMBOL: FPSSX  MORNINGSTAR CATEGORY: Foreign Stock

INVESTMENT OBJECTIVE
Capital appreciation

PRINCIPAL INVESTMENT STRATEGY
Founders Passport Fund seeks aggressive growth through investments in equity securities of companies outside the United States with market capitalizations or annual revenues of $1 billion or less. Passport Fund mainly invests in securities issued by foreign companies based in both developed and emerging economies overseas. At least 65% of the Fund's total assets normally will be invested in foreign securities from a minimum of three countries. The Fund may invest in larger foreign companies or in U.S.-based companies if, in our opinion, they represent better prospects for capital appreciation.

MAIN RISKS OF INVESTING
The primary risks of investing in this Fund are small company risk, foreign investment risk, including foreign currency exchange rate fluctuations, and emerging markets risk.
o SMALL COMPANY RISK. While small companies may offer greater opportunity for capital appreciation than larger and more established companies, they also involve substantially greater risks of loss and price fluctuations. Small companies may be in the early stages of development; have limited product lines, markets or

-------------------------------------------------------------------------------
The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. Past performance is no guarantee of future results.
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3
    financial resources; and may lack management depth. These companies may be more impacted by intense competition from larger companies, and the trading markets for their securities may be less liquid and more volatile. This means that the Fund could have greater difficulty selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility. As a result, investments in small companies involve greater risk than large and more established companies. Also, it may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.
o FOREIGN INVESTMENT RISK. Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potential unstable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers.
o CURRENCY EXCHANGE RISK. Since Passport Fund's assets are invested primarily in foreign securities, and since substantially all of the Fund's revenues are received in foreign currencies, the Fund's net asset value will be affected by changes in currency exchange rates to a greater extent than most of the other Funds. The Fund will pay dividends in dollars and will incur currency conversion costs.
o EMERGING MARKETS RISK. A country that is in the initial stages of its industrial cycle is considered to be an emerging markets country. Such countries are subject to more economic, political, and business risk than major industrialized nations, and the securities issued by companies located in such a country may be more volatile, less liquid and more uncertain.

===============================================================================
THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD EX. U.S. INDEX IS AN AVERAGE OF THE PERFORMANCE OF SELECTED SECURITIES LISTED ON THE STOCK EXCHANGES OF EUROPE, CANADA, AUSTRALIA, NEW ZEALAND AND THE FAR EAST. THE LIFE OF FUND PERFORMANCE DATA FOR THE INDEX IS FROM NOVEMBER 30, 1993 THROUGH DECEMBER 31, 1998.

             FOUNDERS DISCOVERY FUND
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             TICKER SYMBOL: FDISX  MORNINGSTAR CATEGORY: Small Growth

INVESTMENT OBJECTIVE
Capital appreciation

PRINCIPAL INVESTMENT STRATEGY
Founders Discovery Fund seeks to apply Founders' growth style by targeting small and relatively unknown companies with high growth potential. Discovery Fund will normally invest at least 65% of its total assets in common stocks of small, rapidly growing U.S.-based companies with market capitalizations or annual revenues between $10 million and $1.5 billion. Typically, these companies are not listed on a national securities exchange, but trade on the over-the-counter market. The Fund also may invest in larger companies if, in our opinion, they represent better prospects for capital appreciation. Although the Fund normally will invest in common stocks of U.S.-based companies, it may invest up to 30% of its total assets in foreign securities.

MAIN RISKS OF INVESTING
The primary risks of investing in this Fund are the risks associated with investing in small companies.

-------------------------------------------------------------------------------
The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. Past performance is no guarantee of future results.
-------------------------------------------------------------------------------

o SMALL COMPANY RISK. While small companies may offer greater opportunity for capital appreciation than larger and more established companies, they also involve substantially greater risks of loss and price fluctuations. Small companies may be in the early stages of development; have limited product lines, markets or financial resources; and may lack management depth. These companies may be more impacted by intense competition from larger companies, and the trading markets for their securities may be less liquid and more volatile. This means that the Fund could have greater difficulty selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility. As a result, investments in small companies involve greater risk than large and more established companies. Also, it may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

DEFINITION OF TERMS

MARKET CAPITALIZATION is the value of a corporation calculated by multiplying the number of its outstanding shares of common stock by the current market price of a share.
Founders considers SMALL-CAP companies to be those companies with market capitalizations of $1.5 billion or less.

===============================================================================

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THE RUSSELL 2000 INDEX IS A WIDELY RECOGNIZED UNMANAGED SMALL-CAP INDEX
COMPRISING COMMON STOCKS OF THE 2,000 U.S. PUBLIC COMPANIES NEXT IN SIZE AFTER THE LARGEST 1,000 PUBLICLY TRADED U.S. COMPANIES.

             FOUNDERS MID-CAP GROWTH FUND
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             TICKER SYMBOL: FRSPX MORNINGSTAR CATEGORY: Mid-Cap
                                      Growth

INVESTMENT OBJECTIVE
Capital appreciation

PRINCIPAL INVESTMENT STRATEGY
Founders Mid-Cap Growth Fund emphasizes investments in equity securities of medium-sized companies that we believe have favorable growth prospects. Mid-Cap Growth Fund will normally invest at least 65% of its total assets in equity securities of companies having a market capitalization within the capitalization range of companies comprising the Standard & Poor's MidCap 400 Index. The Fund also may invest in larger or smaller companies if, in our opinion, they represent better prospects for capital appreciation. The Fund may invest up to 30% of its total assets in foreign securities, with no more than 25% of its total assets invested in the securities of any one foreign country.
    The Fund may use derivative instruments to seek to reduce the risks of market fluctuations that may affect the value of the securities the Fund holds or may buy in the future. The Fund may invest in options, futures contracts, and forward contracts. If these practices are used by the Fund, they would be used for hedging purposes, rather than for speculative purposes.

MAIN RISKS OF INVESTING
The primary risks of investing in this Fund are the risks of investing in medium-

-------------------------------------------------------------------------------
The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. Past performance is no guarantee of future results.
-------------------------------------------------------------------------------
sized companies, and to a lesser extent small-sized companies, and the risks associated with using hedging techniques and derivatives.
o SMALL- AND MEDIUM-SIZED COMPANY RISK. While small- and medium-sized companies may offer greater opportunity for capital appreciation than larger and more established companies, they also involve greater risks of loss and price fluctuations. Small companies, and to an extent medium-sized companies, may be in the early stages of development; have limited product lines, markets or financial resources; and may lack management depth. These companies may be more impacted by intense competition from larger companies, and the trading markets for their securities may be less liquid and more volatile. This means that the Fund could have greater difficulty selling a security of a small- or medium-sized issuer at an acceptable price, especially in periods of market volatility. As a result, investments in small- and medium-sized companies involve greater risk than large and more established companies. Also, it may take a substantial period of time before the Fund realizes a gain on an investment in a small- or medium-sized company, if it realizes any gain at all.
o HEDGING AND DERIVATIVES. The Fund may use derivatives to try to hedge investment risk. The Fund has policies and limits on the use of derivatives. However, using derivatives can cause the Fund to lose money on its investments and/or increase the volatility of its share price. In addition, the successful use of derivatives draws upon skills and experience that are different from those needed to select the other securities in which the Fund invests. Should interest rates or the prices of securities or financial indexes move in an unexpected manner, the Fund may not achieve the desired benefits of these instruments, or may realize losses and be in a worse position than if the instruments had not been used.

DEFINITION OF TERMS
We generally consider MEDIUM-SIZED COMPANIES to be companies that have market capitalizations between $1.5 billion and $8 billion. This range may, however, fluctuate depending on changes in the value of the stock market as a whole.

FOUNDERS MID-CAP GROWTH FUND WAS FORMERLY KNOWN AS FOUNDERS SPECIAL FUND.
===============================================================================

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THE STANDARD & POOR'S (S&P) MIDCAP 400 INDEX IS AN UNMANAGED GROUP OF 400
DOMESTIC STOCKS CHOSEN FOR THEIR MARKET SIZE, LIQUIDITY, AND INDUSTRY GROUP REPRESENTATIONS.

             FOUNDERS INTERNATIONAL EQUITY FUND
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             TICKER SYMBOL: FOIEX  MORNINGSTAR CATEGORY: Foreign Stock

INVESTMENT OBJECTIVE
Long-term growth of capital

PRINCIPAL INVESTMENT STRATEGY
Founders International Equity Fund normally invests at least 65% of its total assets in foreign equity securities from a minimum of three countries outside the United States, including both established and emerging economies. The Fund will not invest more than 50% of its assets in the securities of any one foreign country. Although the Fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S.-based companies.

MAIN RISKS OF INVESTING
The primary risks of investing in this Fund are foreign investment risks, including foreign currency exchange rate fluctuations, and emerging markets risk.

-------------------------------------------------------------------------------
The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. Past performance is no guarantee of future results.
-------------------------------------------------------------------------------

o FOREIGN INVESTMENT RISK. Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potential unstable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers.
o   CURRENCY EXCHANGE RISK.
    Since International Equity Fund's assets are invested primarily in foreign securities, and since substantially all of the Fund's revenues are received in foreign currencies, the Fund's net asset value will be affected by changes in currency exchange rates to a greater extent than most of the other Funds. The Fund will pay dividends in dollars and will incur currency conversion costs.
o EMERGING MARKETS RISK. A country that is in the initial stages of its industrial cycle is considered to be an emerging markets country. Such countries are subject to more economic, political, and business risk than major industrialized nations, and the securities issued by companies located there may be more volatile, less liquid and more uncertain.

DEFINITION OF TERMS

FOREIGN SECURITIES refers to securities of issuers, wherever organized, that have their principal business activities outside of the United States. We consider whether more than 50% of the issuer's assets are located, or more than 50% of the issuer's gross income is earned, outside of the United States, or whether the issuer's principal stock exchange listing is outside of the United States.

===============================================================================

-------------------------------------------------------------------------------
THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX EX. U.S. IS AN AVERAGE OF THE PERFORMANCE OF SELECTED SECURITIES LISTED ON THE STOCK EXCHANGES OF EUROPE, CANADA, AUSTRALIA, NEW ZEALAND AND THE FAR EAST. THE LIFE OF FUND PERFORMANCE DATA FOR THE INDEX IS FROM DECEMBER 31, 1995 THROUGH DECEMBER 31, 1998.

             FOUNDERS WORLDWIDE GROWTH FUND
             -------------------------------------------------------------------
             TICKER SYMBOL: FWWGX  MORNINGSTAR CATEGORY: World Stock

INVESTMENT OBJECTIVE
Long-term growth of capital

PRINCIPAL INVESTMENT STRATEGY
Founders Worldwide Growth Fund, a global fund, normally invests at least 65% of its total assets in equity securities of growth companies in a variety of markets throughout the world. The Fund may purchase securities in any foreign country, as well as in the United States, emphasizing common stocks of both emerging and established growth companies that generally have proven performance records and strong market positions. The Fund's portfolio will always invest at least 65% of its total assets in three or more countries. The Fund will not invest more than 50% of its total assets in the securities of any one foreign country.

MAIN RISKS OF INVESTING
The primary risks of investing in this Fund are foreign investment risks, including foreign currency exchange rate fluctuations, and emerging markets risk.

-------------------------------------------------------------------------------
The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. Past performance is no guarantee of future results.
-------------------------------------------------------------------------------

o FOREIGN INVESTMENT RISK. Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potential unstable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers.
o CURRENCY EXCHANGE RISK. Since Worldwide Growth Fund's assets are invested primarily in foreign securities, and since substantially all of the Fund's revenues are received in foreign currencies, the Fund's net asset value will be affected by changes in currency exchange rates to a greater extent than most of the other Funds. The Fund will pay dividends in dollars and will incur currency conversion costs.
o EMERGING MARKETS RISK. A country that is in the initial stages of its industrial cycle is considered to be an emerging markets country. Such countries are subject to more economic, political, and business risk than major industrialized nations, and the securities issued by companies located there may be more volatile, less liquid and more uncertain.

DEFINITION OF TERMS

A GLOBAL FUND is a type of mutual fund that may invest in securities traded anywhere in the world, including the United States.

===============================================================================

-------------------------------------------------------------------------------
THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX IS AN AVERAGE OF THE PERFORMANCE OF SELECTED SECURITIES LISTED ON THE STOCK EXCHANGES OF THE UNITED STATES, EUROPE, CANADA, AUSTRALIA, NEW ZEALAND AND THE FAR EAST.

             FOUNDERS GROWTH FUND
             -------------------------------------------------------------------
             TICKER SYMBOL: FRGRX  MORNINGSTAR CATEGORY: Large Growth

INVESTMENT OBJECTIVE
Long-term growth of capital

PRINCIPAL INVESTMENT STRATEGY
Founders Growth Fund normally invests at least 65% of its total assets in common stocks of well-established, high-quality growth companies. These companies tend to have strong performance records, solid market positions, reasonable financial strength, and continuous operating records of three years or more. The Fund may also invest up to 30% of its total assets in foreign securities, with no more than 25% invested in any one foreign country.

MAIN RISKS OF INVESTING
The primary risks of investing in this Fund are stock market risk and investment style risk.

-------------------------------------------------------------------------------
The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. Past performance is no guarantee of future results.
-------------------------------------------------------------------------------

o STOCK MARKET RISK. The value of the stocks and other securities owned by Growth Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. In addition, if our assessment of a company's potential to increase earnings faster than the rest of the market is not correct, the securities in the portfolio may not increase in value, and could even decrease in value.
o INVESTMENT STYLE RISK. Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. If the market is not favoring the Fund's growth style of investing, the Fund's gains may not be as big as, or its losses may be bigger than, other equity funds using different investment styles.

DEFINITION OF TERMS

We generally consider LARGE COMPANIES to be companies that have market capitalizations of more than $8 billion. This range may, however, fluctuate depending on changes in the value of the stock market as a whole.

===============================================================================

-------------------------------------------------------------------------------
THE STANDARD & POOR'S (S&P) 500 INDEX IS A WIDELY RECOGNIZED UNMANAGED INDEX OF 500 COMMON STOCKS.

             FOUNDERS GROWTH AND INCOME FUND
             -------------------------------------------------------------------
             TICKER SYMBOL: FRMUX  MORNINGSTAR CATEGORY: Large Blend

INVESTMENT OBJECTIVE
Long-term growth of capital and income

PRINCIPAL INVESTMENT STRATEGY
Founders Growth and Income Fund, a large-company fund, primarily invests in common stocks of large, well-established, stable and mature companies of great financial strength, commonly known as "blue chip" companies. These companies generally have long records of profitability and dividend payments and a reputation for high-quality management, products, and services. The Fund normally invests at least 65% of its total assets in "blue chip" stocks that:
o are included in a widely recognized index of stock market performance, such as the Dow Jones Industrial Average or the Standard & Poor's 500 Index
o   generally pay regular dividends
o   have a market capitalization of at least $1 billion
    The Fund may invest in non-dividend-paying companies if, in our opinion, they offer better prospects for capital appreciation. The Fund may also invest up to 30% of its total assets in foreign securities.

MAIN RISKS OF INVESTING
The primary risks of investing in this Fund are stock market risk and investment style risk.

-------------------------------------------------------------------------------

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. Past performance is no guarantee of future results.
-------------------------------------------------------------------------------

o STOCK MARKET RISK. The value of the stocks and other securities owned by Growth and Income Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. In addition, if our assessment of a company's potential to increase earnings faster than the rest of the market is not correct, the securities in the portfolio may not increase in value, and could even decrease in value.
o INVESTMENT STYLE RISK. Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. If the market is not favoring the Fund's growth style of investing, the Fund's gains may not be as big as, or its losses may be bigger than, other equity funds using different investment styles.

FOUNDERS GROWTH AND INCOME FUND WAS FORMERLY KNOWN AS FOUNDERS BLUE CHIP FUND.

DEFINITION OF TERMS

DIVIDEND is a payment of stock or cash from a company's profits to its stockholders.

===============================================================================

-------------------------------------------------------------------------------
THE STANDARD & POOR'S (S&P) 500 INDEX IS A WIDELY RECOGNIZED UNMANAGED INDEX OF 500 COMMON STOCKS.

             FOUNDERS BALANCED FUND
             -------------------------------------------------------------------
             TICKER SYMBOL: FRINX MORNINGSTAR CATEGORY: Domestic Hybrid

INVESTMENT OBJECTIVE
Current income and capital appreciation

PRINCIPAL INVESTMENT STRATEGY
Founders Balanced Fund normally invests in a balanced portfolio of common stocks, U.S. and foreign government securities, and a variety of corporate fixed-income obligations.
o For the equity portion of its portfolio, the Fund emphasizes investments in common stocks with the potential for capital appreciation. These stocks generally pay regular dividends, although the Fund also may invest in non-dividend-paying companies if, in our opinion, they offer better prospects for capital appreciation. Normally, the Fund will invest a significant percentage (up to 75%) of its total assets in equity securities.
o The Fund will maintain a minimum of 25% of its total assets in fixed-income, investment-grade securities rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by Standard & Poor's ("S&P"). There is no maximum limit on the amount of straight debt securities in which the Fund may invest, and the Fund may invest up to 100% of its assets in such securities for temporary defensive purposes.
o The Fund also may invest up to 30% of its total assets in foreign securities, with no more than 25% of its total assets invested in the securities of any one foreign country.

-------------------------------------------------------------------------------
The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. Past performance is no guarantee of future results.
-------------------------------------------------------------------------------

MAIN RISKS OF INVESTING
The primary risks of investing in this Fund are stock market risk, interest rate risk, credit risk, and foreign investment risk.
o STOCK MARKET RISK. The value of the stocks and other securities owned by Balanced Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. In addition, if our assessment of a company's potential to increase earnings faster than the rest of the market is not correct, the securities in the portfolio may not increase in value, and could even decrease in value.
o INTEREST RATE RISK. When interest rates change, the value of the fixed-income portion of the Fund will be affected. An increase in interest rates tends to reduce the market value of debt securities, while a decline in interest rates tends to increase their values.
o CREDIT RISK. The value of the debt securities held by the Fund fluctuates with the credit quality of the issuers of those securities. Credit risk relates to the ability of the issuer to make payments of principal and interest when due, including default risk.
o FOREIGN INVESTMENT RISK. Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potential unstable political and economic structures, reduced availability of public information and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers.

DEFINITION OF TERMS
DEBT SECURITY is a security representing money borrowed that must be repaid to the lender at a future date. Bonds, notes, bills, and money market instruments are all debt securities.

===============================================================================

-------------------------------------------------------------------------------
THE STANDARD & POOR'S (S&P) 500 INDEX IS A WIDELY RECOGNIZED UNMANAGED INDEX OF 500 COMMON STOCKS. THE LIPPER BALANCED FUND INDEX IS AN AVERAGE OF THE PERFORMANCE OF THE 30 LARGEST BALANCED FUNDS TRACKED BY LIPPER ANALYTICAL SERVICES.

             FOUNDERS GOVERNMENT SECURITIES FUND
             -------------------------------------------------------------------
             TICKER SYMBOL: FGVSX MORNINGSTAR CATEGORY: Intermediate
                                  Government

INVESTMENT OBJECTIVE
Current income

PRINCIPAL INVESTMENT STRATEGY
Founders Government Securities Fund normally invests at least 65% of its total assets in obligations of the U.S. government. These include Treasury bills, notes, and bonds and Government National Mortgage Association (GNMA) pass-through securities, which are supported by the full faith and credit of the U.S. Treasury, as well as obligations of other agencies and instrumentalities of the U.S. government. Additionally, the Fund may invest in securities issued by foreign governments and/or their agencies. However, the Fund will not invest more than 25% of its total assets in the securities of any one foreign country.
    The maturity of the Fund's investments will be long (10 or more years), intermediate (three to 10 years), or short (three years or less). The proportion invested by the Fund in each category can be expected to vary depending upon our evaluation of market patterns and trends.

-------------------------------------------------------------------------------
The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. Past performance is no guarantee of future results.
-------------------------------------------------------------------------------

MAIN RISKS OF INVESTING
The primary risks of investing in this Fund are interest rate risk, credit risk, and prepayment risk.
o INTEREST RATE RISK. When interest rates change, the value of the Fund's holdings will be affected. An increase in interest rates tends to reduce the market value of debt securities, while a decline in interest rates tends to increase their values.

o CREDIT RISK. The value of the debt securities held by the Fund fluctuates with the credit quality of the issuers of those securities. Credit risk relates to the ability of the issuer to make payments of principal and interest when due, including default risk.

o PREPAYMENT RISK is present primarily with mortgage-backed securities. During a period of declining interest rates, home- owners may refinance their high-rate mortgages and prepay the principal. Cash from these prepayments flows through to prepay the mortgage-backed securities, necessitating reinvestment in bonds with lower interest rates, which may lower the return of the Fund.

DEFINITION OF TERMS

BOND is an IOU (debt security) issued by a government or corporation that pays a stated rate of interest and returns the face value on the maturity date.

MATURITY is the length of time until a bond or other debt instrument "matures" or becomes due and payable.

===============================================================================

-------------------------------------------------------------------------------
THE LEHMAN BROTHERS U.S. TREASURY COMPOSITE INDEX IS COMPOSED OF ALL PUBLIC OBLIGATIONS OF THE U.S. TREASURY, EXCLUDING CERTAIN SECURITIES, THAT HAVE AT LEAST ONE YEAR TO MATURITY AND AN OUTSTANDING PAR VALUE OF AT LEAST $100 MILLION.

             FOUNDERS MONEY MARKET FUND
             -------------------------------------------------------------------
             TICKER SYMBOL: FMMXX

INVESTMENT OBJECTIVE
Maximum current income consistent with the preservation of capital and liquidity

PRINCIPAL INVESTMENT STRATEGY
Founders Money Market Fund invests in high-quality money market instruments with minimal credit risks and remaining maturities of 397 calendar days or less including those issued by:
o   Corporate issuers
o   U.S. government and its agencies and instrumentalities
o   U.S. and foreign banks
    Money market funds are subject to strict federal requirements and must maintain an average dollar-weighted portfolio maturity of 90 days or less.

-------------------------------------------------------------------------------
The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Past performance is no guarantee of future results.
-------------------------------------------------------------------------------

MAIN RISKS OF INVESTING
The primary risks of investing in this Fund are interest rate risk, credit risk, and inflation risk.
o INTEREST RATE RISK. When interest rates change, the Fund's yield will be affected. An increase in interest rates tends to increase the Fund's yield, while a decline in interest rates tends to reduce its yield.
o CREDIT RISK. The value of the debt securities held by the Fund fluctuates with the credit quality of the issuers of those securities. Credit risk relates to the ability of the issuer to meet interest or principal payments, or both, as they become due.
o INFLATION RISK is the risk that your investment will not provide enough income to keep pace with inflation.

     An investment in the Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

DEFINITION OF TERMS
MONEY MARKET is the economic market that exists to provide very short-term funding to corporations, municipalities, and the U.S. government.

===============================================================================

-------------------------------------------------------------------------------
FOUNDERS MONEY MARKET FUND'S MOST CURRENT SEVEN-DAY YIELD IS AVAILABLE BY CALLING 1-800-232-8088.

FEES AND EXPENSES OF THE FUNDS
-------------------------------------------------------------------------------
The following table will help you better understand the various costs and expenses you will incur directly or indirectly as an investor in the Funds. The Funds are "no-load" which means we don't charge you any fees to buy, sell, or exchange shares (although a $6 fee will be assessed for wire redemptions). Fund expenses are paid out of Fund assets and are reflected in each Fund's share price and dividend. The following figures show actual expenses during the year ended December 31, 1998, and are calculated as a percentage of average net assets.

                         ANNUAL FUND OPERATING EXPENSES

                                                                                                     TOTAL
                                                                                      TOTAL         ANNUAL
                                                                                     ANNUAL          FUND
                                                                                      FUND         OPERATING
                                                                                    OPERATING      EXPENSES
                                                                       OTHER        EXPENSES         (WITH
                                                                     EXPENSES       (WITHOUT      REIMBURSE-
                                                   DISTRIBUTION      (WITHOUT      REIMBURSE-       MENTS/
                                                   (12B-1) FEES     REIMBURSE-       MENTS/         WAIVERS
                                       MANAGE-        WITHOUT         MENTS/         WAIVERS          OR
              FUND NAME                MENT FEE      WAIVERS1        WAIVERS)2     OR CREDITS)     CREDITS)3
-------------------------------------  --------    -------------    -----------    -----------    -----------
Balanced Fund                          0.57%         0.25%           0.18%          1.00%          0.99%
Discovery Fund                         1.00%         0.25%           0.32%          1.57%          1.55%
Government Securities Fund             0.65%         0.25%4          0.59%          1.49%          1.25%
Growth Fund                            0.67%         0.25%           0.18%          1.10%          1.08%
Growth and Income Fund                 0.62%         0.25%           0.23%          1.10%          1.08%
International Equity Fund              1.00%         0.25%           0.67%5         1.92%          1.80%
Mid-Cap Growth Fund                    0.77%         0.25%           0.33%          1.35%          1.33%
Money Market Fund                      0.50%           N/A           0.37%          0.87%          0.85%
Passport Fund                          1.00%         0.25%           0.29%          1.54%          1.52%
Worldwide Growth Fund                  0.96%         0.25%           0.28%          1.49%          1.47%

------------

1 LONG-TERM SHAREHOLDERS, MAY, OVER TIME, INDIRECTLY PAY MORE IN 12B-1 FEES THAN
  THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGE PERMITTED BY THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.

2 THESE EXPENSES INCLUDE CUSTODIAN, TRANSFER AGENCY AND ACCOUNTING AGENT FEES,
  AND OTHER CUSTOMARY FUND EXPENSES.

3 EXPENSES AFTER WAIVERS AND CREDITS INCLUDE EXPENSE OFFSETS FROM CREDITS EARNED
  ON UNINVESTED CASH HELD OVERNIGHT AT THE CUSTODIAN, AND WAIVERS OF CERTAIN 12B-1 FEES AND OTHER EXPENSES BY FOUNDERS (SEE FOOTNOTES 4 AND 5 BELOW).

4 FOUNDERS HAS WAIVED CERTAIN 12B-1 FEES OF THE GOVERNMENT SECURITIES FUND
  PURSUANT TO A CONTRACTUAL COMMITMENT TO THE FUND. AFTER THE WAIVER, 12B-1 FEES FOR THAT FUND WERE 0.04%. THIS WAIVER WILL EXTEND THROUGH AT LEAST MAY 31, 2000 AND WILL NOT BE TERMINATED WITHOUT THE PRIOR APPROVAL OF THE FUND'S BOARD OF DIRECTORS.

5 FOUNDERS HAS AGREED TO LIMIT THE TOTAL EXPENSES OF THE INTERNATIONAL EQUITY
  FUND PURSUANT TO A CONTRACTUAL COMMITMENT TO THE FUND, SO THAT THE ACTUAL OTHER EXPENSES PAID BY THE FUND DURING THE YEAR ENDED DECEMBER 31, 1998 WERE 0.58% OF AVERAGE NET ASSETS. THIS LIMIT WILL EXTEND THROUGH AT LEAST MAY 31, 2000, AND WILL NOT BE TERMINATED WITHOUT THE PRIOR APPROVAL OF THE FUNDS' BOARD OF DIRECTORS.

EXAMPLE
The following example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that:
  o you invest $10,000 in a Fund for the time period indicated and then redeem all of your shares at the end of those periods.
  o your investment earns a 5% return each year and that each Fund's operating expenses remain the same.

Although your actual costs, and the Fund's performance, may be higher or lower based on these assumptions, your costs would be:

              FUND NAME                 1 YEAR       3 YEARS       5 YEARS       10 YEARS
-------------------------------------   ------       -------       -------       --------
Balanced Fund                            $103         $ 320        $  555         $1,229
Discovery Fund                           $161         $ 499        $  861         $1,878
Government Securities Fund               $153         $ 474        $  819         $1,789
Growth Fund                              $112         $ 348        $  604         $1,334
Growth and Income Fund                   $113         $ 352        $  609         $1,346
International Equity Fund                $197         $ 608        $1,046         $2,259
Mid-Cap Growth Fund                      $138         $ 430        $  744         $1,632
Money Market Fund                        $ 89         $ 279        $  484         $1,076
Passport Fund                            $158         $ 490        $  845         $1,845
Worldwide Growth Fund                    $152         $ 471        $  813         $1,778

MORE INFORMATION ABOUT INVESTMENT OBJECTIVES, STRATEGIES, AND RISKS
-------------------------------------------------------------------------------

Each of the Founders Funds seeks to achieve its investment objective through its unique investment strategies. The principal investment strategies and risks of each Fund have been described in the Fund by Fund Summaries. This section of the Prospectus discusses other investment strategies used by the Funds and provides in more detail the risks associated with those strategies. Although we might not always use all of the different techniques and investments described below, some of these techniques are designed to help reduce investment or market risks. The Statement of Additional Information contains more detailed information about the Funds' investment policies and risks.
    Founders offers a wide spectrum of mutual funds covering a range of potential rewards and risks: aggressive growth, growth, international, growth and income, fixed-income, and money market funds.
    The spectrum at right shows our assessment of the potential volatility of the Founders Funds relative to one another and should not be used to compare the Funds to other mutual funds or other types of investments. Each Fund has its own strategy and risk/reward profile, and a Fund's position on the spectrum is subject to change. It is important to read all risk discussions carefully before investing.

                                  Higher Risk/
                            Higher Return Potential

              International Small Cap  Passport Fund
                            Small Cap  Discovery Fund
                              Mid Cap  Mid-Cap Growth Fund
                   Core International  International Equity Fund
                        Global Equity  Worldwide Growth Fund
                            Large Cap  Growth Fund
                    Growth and Income  Growth and Income Fund
                             Balanced  Balanced Fund
                         Fixed Income  Government Securities Fund
                         Money Market  Money Market Fund

                                  Lower Risk/
                             Lower Return Potential

OTHER PORTFOLIO INVESTMENTS AND STRATEGIES

Balanced, Discovery, International Equity, Growth, Growth and Income, Mid-Cap Growth, Passport, and Worldwide Growth are the Equity Funds. The other two Founders Funds, the Government Securities Fund and the Money Market Fund, are the Income Funds.

FIXED-INCOME SECURITIES. While the Equity Funds generally emphasize investments in equity securities, such as common stocks and preferred stocks, they also may invest in fixed-income securities when we believe that these investments offer opportunities for capital appreciation. Fixed-income securities in which the Equity Funds might invest include bonds, debentures, and other corporate or government obligations. For Balanced Fund, we also consider current income in the selection of these securities.

ADRS. The Equity Funds may invest without limit in American Depositary Receipts and American Depositary Shares (collectively, "ADRs"). ADRs are receipts representing shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains on the underlying foreign shares. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets.

    ADRs are subject to some of the same risks as direct investments in foreign securities, including the risk that material information about the issuer may not be disclosed in the United States and the risk that currency fluctuations may adversely affect the value of the ADR.

SECURITIES THAT ARE NOT READILY MARKETABLE. A security is not "readily marketable" if it cannot be disposed of within seven days in the ordinary course of business for approximately the amount it is valued. We will not invest more than 15% of any Fund's net assets in securities that are not readily marketable. For the Money Market Fund, this limit is 10%.

    A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933. Certain restricted securities are eligible for resale to qualified institutional purchasers (Rule 144A securities) and may be readily marketable. Rule 144A securities that are readily marketable are not subject to the 15%/10% limits discussed above. We monitor holdings of securities that are not readily marketable on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity. However, it is possible that the market for 144A securities can change and it may become difficult to sell these securities, or to sell them at a reasonable price, if institutional purchasers lose interest in the investment.

    Investments in illiquid securities, which may include restricted securities, involve certain risks to the extent that a Fund may be unable to dispose of such a security at the time desired or at a reasonable price. In addition, in order to sell a restricted security, a Fund might have to bear the expense and incur the delays associated with registering the shares under the Securities Act of 1933.

HEDGING AND DERIVATIVE INSTRUMENTS. All of the Funds except the Money Market Fund can enter into futures contracts and forward contracts, and may purchase and/or write (sell) put and call options on securities indexes, futures contracts and foreign currencies. These are sometimes referred to as "derivative" instruments. The Funds do not use derivative instruments for speculative purposes. The Funds have limits on their use and are not required to use them in seeking their investment objectives.

    Some of these strategies may hedge a Fund's portfolio against price fluctuations. Other hedging strategies, such as buying futures and call options, would tend to increase a Fund's exposure to the securities market. Forward contracts may be used to try to manage foreign currency risks on a Fund's foreign investments. Options trading involves the payment of premiums and has special tax effects on a Fund.

    There are special risks in using particular hedging strategies. Using derivatives can cause a Fund to lose money on its investments and/or increase the volatility of its share prices. In addition, the successful use of derivatives draws upon skills and experience that are different from those needed to select the other securities in which the Funds invest. Should interest rates or the prices of securities or financial indexes move in an unexpected manner, a Fund may not achieve the desired benefit of these instruments, or may realize losses and be in a worse position than if the instruments had not been used. A Fund could also experience losses if the prices of its derivative positions were not correlated with its other investments or if it could not close out a position because of an illiquid market.

    The Funds' investments in derivatives are subject to the Funds' internal Derivatives Policy, which may be changed by the Funds' Board of Directors without shareholder approval.

TEMPORARY DEFENSIVE INVESTMENTS. In times of unstable or adverse market or economic conditions, up to 100% of the assets of the Funds can be invested in temporary defensive instruments in an effort to enhance liquidity or preserve capital. Temporary defensive investments generally would include cash, cash equivalents such as commercial paper, money market instruments, short-term debt securities, U.S. government securities, or repurchase agreements. The Funds could also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities, or to meet anticipated redemptions of Fund shares. To the extent a Fund invests defensively in these securities, it might not achieve its investment objective.

PORTFOLIO TURNOVER. The Funds do not have any limitations regarding portfolio turnover. A Fund may engage in short-term trading to try to achieve its objective and may have portfolio turnover rates in excess of 100%. A portfolio turnover rate of 100% is equivalent to a Fund buying and selling all of the securities in its portfolio once during the course of a year. The portfolio turnover rates of the Funds may be higher than some other mutual funds with the same investment objectives. Higher portfolio turnover rates increase the brokerage costs a Fund pays and may adversely affect its performance. If a Fund realizes capital gains when it sells portfolio investments, it generally must pay those gains out to shareholders, increasing their taxable distributions. This may adversely affect the after-tax performance of the Funds for shareholders with taxable accounts. The portfolio turnover rates of all the Funds (other than the Money Market Fund) for prior years are found under "Financial Highlights." The Funds' current and future portfolio turnover rates may differ significantly from their historical portfolio turnover rates.

INVESTMENT RESTRICTIONS. The investment objective of each Fund is fundamental and may not be changed without a vote of the Fund's shareholders. In addition, certain restrictions set forth in the Statement of Additional Information may not be changed without the approval of the Fund's shareholders. Except for those fundamental restrictions, the strategies and policies used by the Funds in pursuing their objectives may be changed by the Funds' Board of Directors without shareholder approval.

THE INCOME FUNDS' FOREIGN INVESTMENTS. Money Market Fund's foreign investments are limited to dollar-denominated obligations of foreign depository institutions or their U.S. branches, or foreign branches of U.S. depository institutions. The Government Securities Fund's foreign investments are limited to securities issued by foreign governments and/or their agencies. Foreign investments of Money Market and Government Securities Funds will be limited primarily to securities of issuers from the major industrialized nations.

MORE ABOUT RISK

Like all investments in securities, you risk losing money by investing in the Funds. The Funds' investments are subject to changes in their value from a number of factors.

  o STOCK MARKET RISK. The value of the stocks and other securities owned by the Funds will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

  o COMPANY RISK. The stocks in the Funds' portfolios may not perform as expected. Other factors can affect a particular stock's price, such as poor earnings reports by the issuer, loss of major customers or management team members, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.

  o OPPORTUNITY RISK. There is the risk of missing out on an investment opportunity because the assets necessary to take advantage of the opportunity are tied up in less advantageous investments.

  o INVESTMENT STYLE RISK. Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. If the market is not favoring the Funds' growth style of investing, a Fund's gains may not be as big as, or its losses may be bigger than, other funds using different investment styles.

  o FOREIGN INVESTMENT RISK. Investments in foreign securities involve different risks than U.S. investments. These risks include:

     o CURRENCY RISK. Fluctuations in exchange rates of foreign currencies affect the value of a Fund's assets as measured in U.S. dollars and the costs of converting between various currencies.

     o REGULATORY RISK. There may be less governmental supervision of foreign stock exchanges, security brokers, and issuers of securities, and less public information about foreign companies. Also, accounting, auditing and financial reporting standards are less uniform than in the United States. Exchange control regulations or currency restrictions could prevent cash from being brought back to the United States. The Funds may be subject to withholding taxes and could experience difficulties in pursuing legal remedies and collecting judgments.

     o MARKET RISK. Foreign markets have substantially less volume than U.S. markets, and are not generally as liquid as, and may be more volatile than, those in the United States. Brokerage commissions and other transaction costs are generally higher than in the United States, and settlement periods are longer.

     o POLITICAL RISK. Foreign investments may be subject to the possibility of expropriation or confiscatory taxation; limitations on the removal of funds or other assets of the Fund; and political, economic or social instability.

  o RISK OF FIXED-INCOME INVESTMENTS. The Funds' investments in fixed-income securities are subject to interest rate risk and credit risk.

     o INTEREST RATE RISK. When interest rates change, the value of the fixed-income portion of a Fund will be affected. An increase in interest rates tends to reduce the market value of debt securities, while a decline in interest rates tends to increase their values.

     o CREDIT RISK. The value of the debt securities held by a Fund fluctuates with the credit quality of the issuers of those securities. Credit risk relates to the ability of the issuer to make payments of principal and interest when due, including default risk.

  o YEAR 2000 RISK. The Funds could be adversely affected if the computer systems used by Founders and the Funds' other service providers do not properly process and calculate date-related information on or after January 1, 2000. We are working to avoid Year 2000-related problems in our systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the Funds invest may be adversely affected by Year 2000-related problems. This could have an impact on the value of the Funds' investments and the Funds' share prices.

HOW THE FUNDS ARE MANAGED
-------------------------------------------------------------------------------

THE MANAGER. Founders serves as investment adviser to each of the Funds and is responsible for selecting the Funds' investments and handling their day-to-day business. Founders' corporate offices are located at 2930 East Third Avenue, Denver, Colorado 80206.
    Founders and its predecessor companies have operated as investment advisers since 1938. Founders also serves as investment adviser or sub-adviser to a number of other investment companies and private accounts. Founders is a subsidiary of Mellon Bank, N.A. and a member of Dreyfus Investment Services.
    In addition to managing each Fund's investments, Founders also provides certain related administrative services to each Fund. For these investment and administrative services, each Fund pays Founders a management fee. Each Fund's management fee for the last fiscal year was the following percentage of the respective Fund's average daily net assets:

       Balanced Fund                 0.57%
       Discovery Fund                1.00%
       Government Securities Fund    0.65%
       Growth Fund                   0.67%
       Growth and Income Fund        0.62%
       International Equity Fund     1.00%
       Mid-Cap Growth Fund           0.77%
       Money Market Fund             0.50%
       Passport Fund                 1.00%
       Worldwide Growth Fund         0.96%

FOUNDERS' INVESTMENT MANAGEMENT TEAM. To facilitate day-to-day Fund management, we use a unique lead manager and team system for our Funds. There are three teams, each targeted toward a particular area of the market: small- to mid-capitalization, large-capitalization, and international investments. Each team is composed of several members of our Investment Department, including lead portfolio managers, portfolio traders, and research analysts.
    Each of these individuals brings ideas, information, knowledge, and expertise to the table to help in the management of the Funds. Daily decisions on security selection for each Fund rest with a lead portfolio manager assigned to the Fund. Through participation in the team process, the manager uses the input, research, and advice of the rest of the management team in making purchase and sale decisions.

ROBERT T. AMMANN, VICE PRESIDENT OF INVESTMENTS. Mr. Ammann is a Chartered Financial Analyst who has been lead portfolio manager for Founders Discovery Fund since 1997. Mr. Ammann also served as portfolio manager for Founders Frontier Fund from February 1999 until its merger with Discovery Fund in August 1999. Mr. Ammann joined Founders in 1993 as a research analyst, and became a senior research analyst in 1996. Prior to joining Founders, he was a financial statistician for Standard & Poor's

CompuStat Services, Inc. A graduate of Colorado State University, Mr. Ammann holds a bachelor's degree in finance.

THOMAS M. ARRINGTON, VICE PRESIDENT OF INVESTMENTS. Mr. Arrington is a Chartered Financial Analyst who has been co-portfolio manager, along with Scott Chapman, of Founders Growth Fund since December 1998, and the domestic portion of Founders Worldwide Growth Fund since July 1999. Mr. Arrington has also been the lead portfolio manager of Founders Growth and Income Fund since February 1999. Mr. Arrington has also served as a portfolio manager for The Dreyfus Corporation since March 1999. Prior to joining Founders, he was vice president and director of income equity strategy at HighMark Capital Management, Inc., a subsidiary of Union BanCal Corporation. He received a bachelor's degree in economics from the University of California, Los Angeles and an MBA from San Francisco State University.

SCOTT A. CHAPMAN, VICE PRESIDENT OF INVESTMENTS AND DIRECTOR OF RESEARCH. Mr. Chapman is a Chartered Financial Analyst who has been the co-portfolio manager, along with Thomas Arrington, of Founders Growth Fund since December 1998, and the domestic portion of Founders Worldwide Growth Fund since July 1999. Mr. Chapman has also served as a portfolio manager for The Dreyfus Corporation since February 1999. Before joining Founders, Mr. Chapman was vice president and director of growth strategy for HighMark Capital Management, Inc., a subsidiary of Union BanCal Corporation. He has more than 10 years' experience in equity investment management, including security analysis positions with McCullough, Andrews & Cappiello and Cooper Development Co. Mr. Chapman received a bachelor of science degree in accounting from Santa Clara University and an MBA in finance from Golden Gate University.

MARGARET R. DANUSER, FIXED-INCOME MANAGER. Ms. Danuser has been the lead portfolio manager for Founders Government Securities and Money Market Funds since 1996, and has served as Founders' fixed-income specialist since 1995. Previously, she was an investment officer with LaSalle Street Capital Management from 1989 to 1994. Ms. Danuser received a bachelor of arts degree in international affairs from the University of Colorado, and pursued MBA studies at Loyola University, Chicago.

BRIAN F. KELLY, VICE PRESIDENT OF INVESTMENTS. Mr. Kelly joined Founders in 1996 as the lead portfolio manager of Founders Balanced Fund. He also served as portfolio manager of Founders Growth and Income Fund from 1996 through January 1999. Prior to joining Founders, Mr. Kelly served as a portfolio manager for INVESCO Trust Company from 1993 to 1996, and as a senior equity investment analyst for Sears Investment Management Company from 1986 to 1993. A graduate of the University of Notre Dame, Mr. Kelly received an MBA and JD from the University of Iowa. He is also a Certified Public Accountant.

PAUL A. LAROCCO, VICE PRESIDENT OF INVESTMENTS. Mr. LaRocco is a Chartered Financial Analyst who became lead portfolio manager for Founders Mid-Cap Growth Fund in March 1998. Before joining Founders, Mr. LaRocco was a vice president and portfolio manager with OppenheimerFunds, Inc. from 1993 to 1998 and a securities analyst with Columbus Circle Investors from 1990 to 1993. Since April 1998, Mr. LaRocco has also served as a portfolio manager for The Dreyfus Corporation. A graduate of the University of California at Santa Barbara, Mr. LaRocco received an MBA with a concentration in finance from the University of Chicago.

DOUGLAS A. LOEFFLER, VICE PRESIDENT OF INVESTMENTS. Mr. Loeffler is a Chartered Financial Analyst who has been lead portfolio manager for Founders International Equity Fund since 1997 and portfolio manager of the foreign portion of Founders Worldwide Growth Fund since July 1999. Mr. Loeffler also served as co-lead portfolio manager for Founders Mid-Cap Growth Fund from 1997 until March 1998. He joined Founders in 1995 as a senior international equities analyst and previously served as assistant portfolio manager for Founders International Equity Fund. Mr. Loeffler has also served as a portfolio manager for The Dreyfus Corporation since February 1999. Before joining Founders, he spent seven years with Scudder, Stevens & Clark as an international equities analyst and quantitative analyst. A graduate of Washington State University, Mr. Loeffler received an MBA in finance from the University of Chicago.

TRACY P. STOUFFER, VICE PRESIDENT OF INVESTMENTS. Ms. Stouffer is a Chartered Financial Analyst who has been portfolio manager of Founders Passport Fund since July 1999. Before joining Founders, Ms. Stouffer was a vice president and portfolio manager with Federated Global, Inc. from 1995 to July 1999, and a vice president and portfolio manager with Clariden Asset Management from 1988 to 1995. Prior to 1988, Ms. Stouffer held various portfolio management and securities analyst positions. A graduate of Cornell University, Ms. Stouffer received an MBA with a concentration in marketing from the University of Western Ontario, Canada.

HOW TO BUY AND SELL SHARES
-------------------------------------------------------------------------------

CALCULATING SHARE PRICE. The price you pay for a share of a Fund, and the price you receive upon selling or redeeming a share of a Fund, is called the Fund's net asset value (NAV). We calculate NAV by dividing the current market value of a Fund's total assets, less all liabilities, by the total number of shares outstanding. We determine each Fund's NAV as of the close of regular trading on the New York Stock Exchange (normally 4 p.m. Eastern time) on each day that the Exchange is open. The Funds use pricing services to determine the market value of the securities in the Funds' portfolios. If market quotations are not readily available, we value the Funds' securities or other assets at fair value as determined in good faith by the Funds' Board of Directors, or pursuant to procedures approved by the directors. The NAV of your shares when you redeem them may be more or less than the price you originally paid, depending primarily upon the Fund's investment performance.
    We will price your purchase, exchange, or redemption of Fund shares at the next NAV calculated after your order is received in good order by us or by certain other agents of the Funds or their distributor.

INVESTING IN THE FOUNDERS FUNDS
-------------------------------------------------------------------------------

OPENING YOUR ACCOUNT
You may establish the following types of accounts by completing a Founders New Account Application:

  o INDIVIDUAL OR JOINT TENANT. Individual accounts have a single owner. Joint accounts have two or more owners. Unless specified otherwise, we set up joint accounts with rights of survivorship, which means that upon the death of one account holder, ownership passes to the remaining account holders.

  o TRANSFER ON DEATH. A way to designate beneficiaries on an Individual or Joint Tenant account. We will provide the rules governing this type of account when the account is established.

  o  UGMA OR UTMA. (Uniform Gifts to Minors Act or Uniform Transfers to Minors
     Act) These accounts are a way to give money to a child or to help a child invest on his/her own. Depending on state laws, we will set the account up as a UGMA or UTMA.

  o TRUST. The trust needs to be effective before we can establish this kind of account.

  o CORPORATION OR OTHER ENTITY. A corporation or entity owns this account. Please attach a certified copy of your corporate resolution showing the person(s) authorized to act on this account.

RETIREMENT ACCOUNTS
You may set up the following retirement accounts by completing a Founders IRA
Application:

  o TRADITIONAL IRA. Any adult under age 70 1/2 who has earned income may contribute up to $2,000 (or 100% of compensation, whichever is less) to an IRA per tax year. If your spouse is not employed, you can contribute up to $4,000 annually to two IRAs, as long as no more than $2,000 is contributed to a single account.

  o ROLLOVER IRA. Distributions from qualified employer-sponsored retirement plans (and, in most cases, from any IRA) retain their tax advantages when rolled over to an IRA within 60 days of receipt. You also need to complete a Founders Transfer, Direct Rollover and Conversion Form.

  o  ROTH IRA. Allows for two types of purchases:

     o CONTRIBUTIONS. Any adult who has earned income below certain income limits may contribute up to $2,000 (or 100% of compensation, whichever is less) to a Roth IRA per tax year. If your spouse is not employed, you can contribute up to $4,000 annually to two Roth IRAs, as long as no more than $2,000 is contributed to a single account.

         Contributions to a Roth IRA are NOT tax-deductible, but distributions, including earnings, may be withdrawn tax-free after five years for qualified events such as retirement. You may elect to have both traditional IRAs and Roth IRAs, provided that your combined contributions do not exceed the $2,000 (or 100% of compen-sation, whichever is less) annual limitation.

     o CONVERSIONS. Conversions/ distributions from traditional IRAs to Roth IRAs are taxable at the time of their conversion, but after five years may then be distributed tax-free for qualified events such as retirement. Only individuals with incomes below certain thresholds may convert their traditional IRAs to Roth IRAs.

  o SEP-IRA. Allows self-employed persons or small business owners to make direct contributions to employees' IRAs with minimal reporting and disclosure requirements.

    Each year you will be charged a single $10.00 custodial fee for all IRA accounts maintained under your Social Security number. This fee will be waived if the aggregate value of your IRA accounts is $5,000 or more. This fee may be changed upon 30 days' notice.

  o PROFIT-SHARING AND MONEY PURCHASE PENSION PLAN. A retirement plan that allows self-employed persons or small business owners and their employees to make tax-deductible contributions for themselves and any eligible employees.

  o 401(K) PLAN. A retirement plan that allows employees of corporations of any size to contribute a percentage of their wages on a tax-deferred basis.

    Call 1-800-934-GOLD (4653) for additional information about Founders' retirement accounts.
    WE RECOMMEND THAT YOU CONSULT YOUR TAX ADVISER REGARDING THE PARTICULAR TAX CONSEQUENCES OF THESE RETIREMENT PLAN OPTIONS.

MINIMUM INITIAL INVESTMENTS
To open a Founders account, please enclose a check payable to "Founders Funds, Inc." for one of the following amounts:
o    $1,000 minimum for most regular accounts
o    $500 minimum for IRA and UGMA/UTMA accounts
o No minimum if you begin an Automatic Investment Plan or payroll deduction of $50 or more per month or per pay period

MINIMUM ADDITIONAL INVESTMENTS
o    $100 for payments made by mail, TeleTransfer, wire and online
o    $50 for Automatic Investment Plan payments
o    $50 for payroll deduction

CONDUCTING BUSINESS WITH FOUNDERS
--------------------------------------------------------------------------------

                                HOW TO                       HOW TO                      HOW TO
BY PHONE                        OPEN AN ACCOUNT              ADD TO AN ACCOUNT           SELL SHARES
-------------------------------------------------------------------------------------------------------------------
1-800-525-2440                  If you already have an       TeleTransfer allows you to  We can send proceeds only
                                account with us and have     make electronic purchases   to the address or bank of
                                exchange privileges, you     directly from a checking    record. Minimum
                                can call to open an account  or savings account at your  redemption - $100; $1,000
                                in another Fund by           request. You may establish  minimum for a redemption
                                exchange. The names and      TeleTransfer when your      by wire. Phone redemption
                                registrations need to be     account is opened, or add   is not available on
                                identical on both accounts.  it later by completing an   retirement accounts and
                                Otherwise, you must          Account Changes Form. We    certain other accounts.
                                complete a New Account       charge no fee for           You may add phone
                                Application and send it in   TeleTransfer transactions.  redemption privileges by
                                with your investment check.                              completing an Account
                                                                                         Changes Form.
BY MAIL
-------------------------------------------------------------------------------------------------------------------
Founders Funds                  Complete the proper          Make your check payable to  In a letter, please tell
P.O. Box 173655                 application. Make your       "Founders Funds, Inc."      us the number of shares or
Denver, CO 80217-3655           check payable to "Founders   Enclose the purchase stub   dollars you wish to
                                Funds, Inc." We cannot       (from your most recent      redeem, the name(s) of the
If you are using certified or   establish new accounts with  confirmation or quarterly   account owner(s), the Fund
registered mail or an           third-party checks.          statement); if you do not   and account number, and
overnight delivery service,                                  have one, write the Fund    your Social Security or
send your correspondence to:                                 name and your account       tax iden-
Founders Funds                                               number on the check. For    tification number. All
2930 East Third Avenue                                       IRAs, please state the      account owners need to
Denver, CO 80206-5002                                        contribution year.          sign the request exactly
                                                             Founders Funds does not     as their names appear on
                                                             normally accept             the account. We can send
                                                             third-party checks.         proceeds only to the
                                                                                         address or bank of record.
IN PERSON
-------------------------------------------------------------------------------------------------------------------
Founders Investor Center        Visit the Founders Investor  Visit the Founders          Visit the Founders
Founders Financial Center       Center. Hours are 8 a.m. to  Investors Center. Hours     Investor Center, 8 a.m. to
2930 East Third Avenue          5 p.m. Mountain time,        are 8 a.m. to 5 p.m.        5 p.m., Mountain time,
(at Milwaukee)                  Monday through Friday. Call  Mountain time, Monday       Monday through Friday.
Denver, CO                      us at 1-800-525-2440 to      through Friday. Call us at  Call us at
                                make an appointment or for   1-800-525-2440 to make an   1-800-525-2440 to make an
                                directions.                  appointment or for          appointment, for
                                                             directions.                 directions, and to ask
                                                                                         whether all account owners
                                                                                         need to be present.

CONDUCTING BUSINESS WITH FOUNDERS
--------------------------------------------------------------------------------
                                HOW TO
BY PHONE                        EXCHANGE SHARES
--------------------------------------------------------------------------------
1-800-525-2440                  If you have telephone
                                exchange privileges, you
                                may exchange from one fund
                                to another. The names and
                                registrations need to be
                                identical on both
                                accounts.
BY MAIL
--------------------------------------------------------------------------------
Founders Funds                  In a letter, include the
P.O. Box 173655                 name(s) of the account
Denver, CO 80217-3655           owner(s), the Fund and
                                account number you wish to
If you are using certified or   exchange from, your Social
registered mail or an           Security or tax
overnight delivery service,     identification number, the
send your correspondence to:    dollar or share amount,
Founders Funds                  and the account you wish
2930 East Third Avenue          to exchange into. All
Denver, CO 80206-5002           account owners need to
                                sign the request exactly
                                as their names appear on
                                the account. Exchange
                                requests may be faxed to
                                us at (303) 394-4021.
IN PERSON
--------------------------------------------------------------------------------
Founders Investor Center        Visit the Founders
Founders Financial Center       Investor Center, 8 a.m. to
2930 East Third Avenue          5 p.m., Mountain time,
(at Milwaukee)                  Monday through Friday.
Denver, CO                      Call us at 1-800-525-2440
                                to make an appointment,
                                for directions, and to ask
                                whether all account owners
                                need to be present.

CONDUCTING BUSINESS WITH FOUNDERS
--------------------------------------------------------------------------------

                                HOW TO                       HOW TO                      HOW TO
BY WIRE                         OPEN AN ACCOUNT              ADD TO AN ACCOUNT           SELL SHARES
-------------------------------------------------------------------------------------------------------------------
                                Complete and mail the        Wire funds to:              $6 fee; $1,000 minimum.
                                proper application. Wire     Investors Fiduciary Trust   Monies are usually
                                funds to:                    Company                     received the business day
                                Investors Fiduciary Trust    ABA # 101003621             after the date you sell.
                                Company                      For Credit to Account #     Unless otherwise
                                ABA # 101003621              890751-842-0                specified, we will deduct
                                For Credit to Account        Please indicate the Fund    the fee from your
                                # 890751-842-0               name, your account number,  redemption proceeds.
                                Please indicate the Fund     and the name(s) of the
                                name, your account number,   account owner(s).
                                and the name(s) of the
                                account owner(s).
THROUGH OUR WEBSITE
-------------------------------------------------------------------------------------------------------------------
www.founders.com                Download, complete and mail  You may purchase shares     You may redeem shares
                                a signed copy of the proper  using our website if you    using our website if you
                                application.                 have TeleTransfer.          have TeleTransfer. We can
                                                                                         only send proceeds to your
                                                                                         bank of record.
                                                                                         Online redemptions are not
                                                                                         available on retirement
                                                                                         accounts and certain other
                                                                                         accounts.
THROUGH AUTOMATIC
TRANSACTION PLANS
-------------------------------------------------------------------------------------------------------------------
                                Automatic Investment Plan    Automatic Investment Plan   Systematic Withdrawal Plan
                                (AIP) allows you to make     (AIP) allows you to make    permits you to receive a
                                electronic purchases         electronic purchases        fixed sum on a monthly,
                                directly from a checking or  directly from a checking    quarterly or annual basis
                                savings account. The         or savings account. The     from accounts with a value
                                minimum to open an account   minimum to open an account  of $5,000 or more.
                                is $50 per month.            is $50 per month.           Payments may be sent
                                Once established, AIP        Once established, AIP       electronically to your
                                purchases take place         purchases take place        bank or to you in check
                                automatically on             automatically on            form.
                                approximately the 5th        approximately the 5th
                                and/or 20th of the month.    and/or 20th of the month.
                                We charge no fee for AIP.    We charge no fee for AIP.
FASTLINE (TM)
-------------------------------------------------------------------------------------------------------------------
1-800-947-FAST (3278)           Follow instructions          Follow instructions         We can send proceeds only
Automated telephone             provided when you call to    provided when you call to   to the bank of record.
account access service          open an account in a new     add to your account via     Minimum redemption - $100.
                                Fund by exchange.            TeleTransfer.               Phone redemption is not
                                                                                         available on retirement
                                                                                         accounts and certain other
                                                                                         accounts. You may add
                                                                                         phone redemption
                                                                                         privileges by completing
                                                                                         an Account Changes Form.

CONDUCTING BUSINESS WITH FOUNDERS
--------------------------------------------------------------------------------
                                HOW TO
BY WIRE                         EXCHANGE SHARES
--------------------------------------------------------------------------------
                                Not applicable.
THROUGH OUR WEBSITE
--------------------------------------------------------------------------------
www.founders.com                You may exchange shares
                                using our website if you
                                have telephone exchange
                                privileges.
THROUGH AUTOMATIC
TRANSACTION PLANS
--------------------------------------------------------------------------------
                                Fund-to-Fund Investment
                                Plan allows you to
                                automatically exchange a
                                fixed dollar amount from
                                one Fund to purchase
                                shares in another Fund.
FASTLINE (TM)
--------------------------------------------------------------------------------
1-800-947-FAST (3278)           Follow instructions
Automated telephone             provided when you call.
account access service          $100 minimum.

SELLING SHARES OF FOUNDERS FUNDS

  o SHARES RECENTLY PURCHASED BY CHECK OR TELETRANSFER. Redemptions of shares purchased by check (other than purchases by cashier's check) or TeleTransfer will be placed on hold until your check has cleared (which may take up to 15 days). During this time, you may make exchanges to another Fund but may not receive the proceeds of redemption. Although payment may be delayed, the price you receive for your redeemed shares will not be affected.

  o INDIVIDUAL, JOINT TENANT, TRANSFER ON DEATH, AND UGMA/UTMA ACCOUNTS. If requesting a redemption in writing, a letter of instruction needs to be signed by all account owners as their names appear on the account.

  o  RETIREMENT ACCOUNTS. Please call 1-800-525-2440 for the appropriate form.

  o TRUST ACCOUNTS. The trustee needs to sign a letter indicating his/her capacity as trustee. If the trustee's name is not in the account registration, you will need to provide a certificate of incumbency dated within the past 60 days.

  o CORPORATION OR OTHER ENTITY. A certified corporate resolution complete with a corporate seal or signature guarantee needs to be provided. At least one person authorized to act on the account needs to sign the letter.

BUYING OR SELLING SHARES THROUGH A BROKER. Be sure to read the broker's program materials for disclosures on fees and service features that may differ from those in this Prospectus. A broker may charge a commission or transaction fee, or have different account minimums.

SIGNATURE GUARANTEE. For your protection, we require a guaranteed signature if you request:

  o a redemption check made payable to anyone other than the shareholder(s) of record

  o   a redemption check mailed to an address other than the address of record

  o a redemption check or wire sent to a bank other than the bank we have on file

  o a redemption check mailed to an address that has been changed within 30 days of your request

  o a redemption for $50,000 or more from an account that does not have telephone redemption privileges (excluding accounts held by a corporation)

    You can have your signature guaranteed at a:

  o  bank

  o  broker/dealer

  o  credit union (if authorized under state law)

  o  securities exchange/association

  o  clearing agency

  o  savings association

    Please note that a notary public cannot provide a signature guarantee.

REDEMPTION PROCEEDS. We can deliver redemption proceeds to you:

  o BY CHECK. Checks are sent to the address of record. If you request that a check be sent to another address, we require a signature guarantee. (See "Signature Guarantee.") If you don't specify, we will deliver proceeds via check. No interest will accrue on amounts represented by uncashed redemption checks.

  o BY WIRE. $6 fee; $1,000 minimum. Monies are usually received the business day after the date you sell. Unless otherwise specified, we will deduct the fee from your redemption proceeds.

  o BY TELETRANSFER. No fee. Monies are usually transferred to your bank two business days after you sell. Call your bank to find out when monies are accessible.

OVERALL POLICIES REGARDING TRANSACTIONS. We can execute transaction requests only if they are in good order. You will be contacted in writing if we encounter processing problems. Call 1-800-525-2440 if you have any questions about these procedures.

    We cannot accept conditional transactions requesting that a transaction occur on a specific date or at a specific share price. However, we reserve the right to allow shareholders to exchange from the Money Market Fund to another fund of their choice on a predetermined date, such as the day after distributions are paid.

TRANSACTIONS CONDUCTED BY PHONE, FAX, FASTLINE(TM), OR THROUGH FOUNDERS' WEBSITE. The Funds, Founders, and their agents are not responsible for the authenticity of purchase, exchange, or redemption instructions received by phone, fax, FASTLINE, or through Founders' website.

    By signing a New Account Application or an IRA Application (unless specifically declined on the Application), by providing other written (for redemptions), verbal (for exchanges), or electronic authorization, or by requesting Automatic Investment Plan or payroll deduction privileges, you agree to release the Funds, Founders, and their agents from any and all liability for acts or omissions done in good faith under the authorizations contained in the application or provided through Founders' website, including their possibly effecting unauthorized or fraudulent transactions.

    As a result of your executing such a release, you bear the risk of loss from an unauthorized or fraudulent transaction. However, if the Fund fails to employ reasonable procedures to attempt to confirm that telephone or Internet instructions are genuine, the Fund may be liable for any resulting losses. These procedures include, but are not necessarily limited to, one or more of the following:

  o   requiring personal identification prior to acting upon instructions

         o   providing written confirmation of such transactions

         o   tape-recording telephone instructions

  o EXCESSIVE TRADING. To maintain competitive expense ratios and to avoid disrupting the management of each Fund's portfolio, we reserve the right to suspend or terminate the exchange privilege for any shareholder (including a shareholder whose account is managed by an adviser) when the total exchanges out of any one of the Funds exceed four in any 12-month period. We will provide written notification to any investor whose exchange privilege is being revoked and will provide an effective date of revocation, which will not be less than 15 calendar days after the notification date.

  o EFFECTIVE DATE OF TRANSACTIONS. Transaction requests received in good order prior to the close of the New York Stock Exchange on a given date will be effective that date. We consider investments to be received in good order when all required documents and your check or wired funds are received by us or by certain other agents of the Funds or their distributor. Under certain circumstances, payment of redemption proceeds may be delayed for up to seven calendar days to allow for the orderly liquidation of securities. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances, as determined by the Securities and Exchange Commission, we may suspend redemptions or postpone payments. If you are unable to reach us by phone, consider sending your order by overnight delivery service.

  o FAX TRANSMISSIONS. Exchange instructions may be faxed, but we cannot process redemption requests received by fax.

  o CERTIFICATES. The Funds do not issue share certificates. If you are selling shares previously issued in certificate form, you need to include the certificates along with your redemption/exchange request. If you have lost your certificates, please call us.

  o U.S. DOLLARS. Purchases need to be made in U.S. dollars, and checks need to be drawn on U.S. banks. We cannot accept cash.

  o RETURNED CHECKS. If your check is returned due to insufficient funds, we will cancel your purchase, and you will be liable for any losses or fees incurred by the Fund or its agents. If you are a current shareholder, shares will be redeemed from other accounts, if needed, to reimburse the Fund.

  o CONFIRMATION STATEMENTS. We will send you a confirmation after each transaction, except in certain retirement accounts and where the only transaction is a dividend or capital gain reinvestment or an

     Automatic Investment Plan purchase. In those cases, your quarterly account statement serves as your confirmation.

  o TAX IDENTIFICATION NUMBER. If you do not provide your Social Security or tax identification number when you open your account, federal law requires the Fund to withhold 31% of all dividends, capital gain distributions, redemption and exchange proceeds. We also may refuse to sell shares to anyone not furnishing these numbers, or may take such other action as deemed necessary, including redeeming some or all of the shareholder's shares. In addition, a shareholder's account may be reduced by $50 to reimburse the Fund for the penalty imposed by the Internal Revenue Service for failure to report the investor's taxpayer identification number on information reports.

  o ACCOUNT MINIMUMS. The Funds require you to maintain a minimum of $1,000 per account ($500 for IRAs and UGMAs/UTMAs), unless you are investing under an Automatic Investment Plan or payroll deduction. If at any time, due to redemptions or exchanges, or upon the discontinuance of an Automatic Investment Plan or payroll deduction, the total value of your account falls below this minimum, we may either charge a fee of $10, which will be automatically deducted from your account, or close your account and mail the proceeds to the address of record.

         We will base the decision to levy the fee or close the account on our determination of what is best for the Fund. We will give you at least 60 days' written notice informing you that your account will be closed or that the $10 fee will be charged, so that you may make an additional investment to bring the account up to the required minimum balance.

WE RESERVE THE RIGHT TO:

  o   reject any investment or application

  o   cancel any purchase due to nonpayment

  o   modify the conditions of purchase at any time

  o   waive or lower investment minimums

  o   limit the amount that may be purchased

  o perform a credit check on shareholders establishing a new account or requesting checkwriting privileges

FOR MORE INFORMATION ON YOUR ACCOUNT

INVESTOR SERVICES. Our Investor Services Representatives are available to assist you. For your protection, we record calls to Investor Services. Call 1-800-525-2440.

24-HOUR ACCOUNT INFORMATION

  o BY PHONE: 1-800-947-FAST (3278) FASTLINE, our automated telephone service, enables you to access account information, conduct exchanges and purchases and request duplicate statements and tax forms 24 hours a day with a Touch-tone phone.

  o BY ONLINE COMPUTER SERVICES: By visiting Founders InvestorSITET on the World Wide Web, you can access the latest Fund performance returns, daily prices, portfolio manager commentaries, news articles about the Funds, and much more. Shareholders may access account transaction histories and account balances, and conduct purchase, exchange, and redemption transactions. Our address is www.founders.com.

DAILY CLOSING PRICES. Founders QUOTELINE features the latest closing prices for the Funds, updated each business day. Call 1-800-232-8088 24 hours a day, or reach us on the Internet at www.founders.com.

    Fund prices for the prior business day are listed in the business section of most major daily newspapers. Look in the Mutual Funds section under "Founders."

FUND AND MARKET NEWS UPDATES. For the latest news on each of the Funds and commentary on market conditions, call Founders INSIGHT. Recorded by our portfolio managers, it is available 24 hours a day. Call 1-800-525-2440, or access MANAGER INSIGHTS on the Internet at www.founders.com.

ESTABLISHING ADDITIONAL SERVICES

Many convenient service options are available for Founders Funds accounts. You may call 1-800-525-2440 to request a form to establish the following services:

  o AUTOMATIC INVESTMENT PLAN (AIP). Allows you to make automatic purchases of at least $50 from a bank account once or twice a month. See "How to Add to an Account Through Automatic Transaction Plans" on page 42.

  o TELETRANSFER PROGRAM. Allows you to purchase or redeem Fund shares with a phone call or on our website at any time. Purchase or redemption amounts are automatically transferred to/from your bank account. If you select an Automatic Investment Plan, you are automatically authorized to participate in the TeleTransfer program.

  o TELEPHONE/ONLINE REDEMPTIONS. Available for regular (non-retirement) accounts only.

  o TELEPHONE/ONLINE EXCHANGES. Allows you to exchange money between identically registered accounts.

  o  CHECKWRITING

         o   Available on Government Securities and Money Market Funds

         o   May be established with a minimum account balance of $1,000

         o   No fee for this service

         o   Minimum amount per check: $500

         o   Maximum amount per check: $250,000

  o DIVIDEND AND LONG-TERM CAPITAL GAIN DISTRIBUTION OPTIONS. Either or both may be paid in cash or reinvested. The payment method for short-term capital gain distributions is the same as for dividends.

  o SYSTEMATIC WITHDRAWAL PLAN. Permits you to receive a fixed sum on a monthly, quarterly or annual basis from accounts with a value of $5,000 or more. Payments may be sent electronically to your bank or to you in check form.

  o FUND-TO-FUND INVESTMENT PLAN. Allows you to automatically exchange a fixed dollar amount each month from one Fund to purchase shares in another Fund.

  o DISTRIBUTION PURCHASE PROGRAM. Permits you to have capital gain distributions and/or dividends from one Fund automatically reinvested in another Fund account having a balance of at least $1,000 ($500 for IRAs or UGMA/UTMAs).

  o PAYROLL DEDUCTION. Allows you to make automatic purchases of at least $50 per pay period through payroll deduction.

DIVIDENDS AND DISTRIBUTIONS
-------------------------------------------------------------------------------

Discovery, Growth, Growth and Income, International Equity, Mid-Cap Growth, Passport and Worldwide Growth Funds intend to distribute net realized investment income on an annual basis each December. Balanced Fund intends to distribute net realized investment income on a quarterly basis every March, June, September, and December. Government Securities Fund intends to declare dividends daily and distribute net realized investment income on the last business day of every month. Money Market Fund declares dividends daily, which are paid on the last business day of every month. Shares of Government Securities and Money Market Funds begin receiving dividends no later than the next business day following the day when funds are received by us.
    All Funds intend to distribute any net realized capital gains each December. The Government Securities and Money Market Funds are not likely to distribute capital gains. From time to time, the Funds may make distributions in addition to those described above.
    You have the option of reinvesting income dividends and capital gain distributions in shares of the Funds or receiving these distributions in cash. Dividends and any distributions from the Funds are automatically reinvested in additional shares unless you elect to receive these distributions in cash. If you have elected to receive your dividends or capital gains in cash and the Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, we reserve the right to reinvest your distribution checks in your account at the then-current net asset value and to reinvest all the account's subsequent distributions in shares of that Fund. No interest will accrue on amounts represented by uncashed distribution checks.

TAXES
-------------------------------------------------------------------------------

The Funds distribute to their shareholders any net investment income and net realized capital gains they receive. You must include all dividends and capital gain distributions in your taxable income for federal, state, and local income tax purposes, unless your account is not subject to income taxes. Dividends and other distributions are taxable whether they are received in cash or reinvested in the same or another Fund.
    All dividends of net investment income from the Funds, such as dividends and interest on their investments, will be taxable to you as ordinary income. A portion of such dividends may qualify for the dividends-received deduction for corporations, although distributions from Government Securities and Money Market Funds generally are not expected to qualify.
    In addition, the Funds realize capital gains and losses when they sell securities for more or less than they paid. If total gains on sales exceed total losses (including losses carried forward from prior years), the Fund has a net realized capital gain. Net realized capital gains are divided into short-term and long-term capital gains depending on how long the Fund held the security that gave rise to the gains. The Funds' capital gain distributions consist of long-term capital gains that are taxable at the applicable capital gains rates. All distributions of short-term capital gains will be taxable to you as ordinary income and included in your dividends.
    You also may realize capital gains or losses when you sell Fund shares at more or less than the price you originally paid. Likewise, exchanges from one Fund to another represent a sale from one Fund and a purchase of another, and may result in a gain or loss that you will need to recognize on your tax return. Foreign shareholders may be subject to federal income tax rules that differ from those described above.
    We advise you to consult your own tax adviser regarding the particular tax consequences of an investment in a Fund.

DISTRIBUTION (12B-1) PLANS
-------------------------------------------------------------------------------

All of the Funds except the Money Market Fund have adopted Distribution (12b-1) Plans. These Plans permit each of these Funds to pay distribution and other fees for the sale of its shares and for services provided to shareholders. Each Plan provides that the Fund may pay distribution and service-related expenses of up to 0.25% each year of its average daily net assets. Because these fees are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
    These fees pay for a variety of promotional, marketing, sales, and servicing activities associated with the distribution of Fund shares. These activities include, but are not limited to:
  o preparing, printing, and mailing prospectuses, sales literature, and other promotional materials to prospective investors
  o   direct-mail solicitations
  o   advertising
  o   public relations
  o compensation of sales personnel, brokers, financial planners, or others for their assistance in selling and distributing the Funds' shares (including personnel of Founders or of affiliates of Founders)
  o   payments to financial intermediaries for shareholder support services

SHAREHOLDER AND TRANSFER AGENCY SERVICES
-------------------------------------------------------------------------------

The Funds have entered into shareholder services agreements with Founders pursuant to which Founders provides certain shareholder-related and transfer agency services to the Funds. The Funds pay Founders a monthly fee for these services. Out of this fee, Founders pays the fees charged by the Funds' transfer agent, Investors Fiduciary Trust Company (IFTC).
    Registered broker/dealers, third-party administrators of tax-qualified retirement plans, and other entities which establish omnibus accounts with the Funds may provide sub-transfer agency, recordkeeping, or similar services to participants in the omnibus accounts based on the number of participants in the entity's omnibus account. This reduces or eliminates the need for those services to be provided by Founders and/or IFTC. In such cases, Founders is authorized to pay the entity a sub-transfer agency or recordkeeping fee, and to be reimbursed for such payments by the Fund. Entities receiving such fees may also receive 12b-1 fees.
    In addition, Founders may from time to time make additional payments from its revenues to securities dealers and other financial institutions that provide shareholder services, recordkeeping, and/or other administrative services to the Funds.

BROKERAGE ALLOCATION
-------------------------------------------------------------------------------

Subject to the policy of seeking the best execution of orders at the most favorable prices, sales of Fund shares may be considered as a factor in the selection of brokerage firms to execute Fund portfolio transactions. The Statement of Additional Information further explains the selection of brokerage firms.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The Financial Highlights tables are intended to help you understand each Fund's financial performance for the past five years (or, for the period of a Fund's operations, if less than five years.) Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions.

FOUNDERS BALANCED FUND


                                        -------------
                                            1998
                                        -------------
PER SHARE DATA
Net Asset Value - Beginning of Period   $       11.35
                                        -------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income or (Loss) .....            0.30
Net Gains or Losses on Securities
  (Both Realized and Unrealized) ....            1.27
                                        -------------
TOTAL FROM INVESTMENT OPERATIONS ....            1.57
                                        -------------
LESS DIVIDENDS AND DISTRIBUTIONS
From Net Investment Income # ........           (0.30)
From Net Realized Gains .............           (0.43)
                                        -------------
TOTAL DISTRIBUTIONS .................           (0.73)
                                        -------------
Net Asset Value - End of Period .....   $       12.19
                                        =============
TOTAL RETURN ........................           13.96%
RATIOS/SUPPLEMENTAL DATA
Net Assets - End of Period (000s
  Omitted) ..........................   $   1,244,221
Net Expenses to Average Net Assets ..            0.99%
Gross Expenses to Average Net Assets             1.00%
Ratio of Net Investment Income to
  Average Net Assets ................            2.51%
Portfolio Turnover Rate .............             211%

# DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME FOR THE YEAR ENDED DECEMBER 31, 1998 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The Financial Highlights information for the three years ended December 31, 1998 has been audited by PricewaterhouseCoopers LLP, independent accountants. Another independent accounting firm audited the prior years' information.
PricewaterhouseCoopers LLP's report, along with the Funds' financial statements, are included in the Funds' 1998 Annual Report to Shareholders, which is available upon request.

                                                              YEARS ENDED DECEMBER 31
                                        -------------------------------------------------------------------
                                            1997              1996              1995              1994
                                        -------------     -------------     -------------     -------------
PER SHARE DATA
Net Asset Value - Beginning of Period   $       10.61     $        9.58     $        8.56     $        8.93
                                        -------------     -------------     -------------     -------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income or (Loss) .....            0.29              0.28              0.28              0.20
Net Gains or Losses on Securities
  (Both Realized and Unrealized) ....            1.48              1.50              2.21             (0.37)
                                        -------------     -------------     -------------     -------------
TOTAL FROM INVESTMENT OPERATIONS ....            1.77              1.78              2.49             (0.17)
                                        -------------     -------------     -------------     -------------
LESS DIVIDENDS AND DISTRIBUTIONS
From Net Investment Income # ........           (0.30)            (0.27)            (0.28)            (0.20)
From Net Realized Gains .............           (0.73)            (0.48)            (1.19)             0.00
                                        -------------     -------------     -------------     -------------
TOTAL DISTRIBUTIONS .................           (1.03)            (0.75)            (1.47)            (0.20)
                                        -------------     -------------     -------------     -------------
Net Asset Value - End of Period .....   $       11.35     $       10.61     $        9.58     $        8.56
                                        =============     =============     =============     =============
TOTAL RETURN ........................           16.90%            18.76%            29.40%            (1.90%)
RATIOS/SUPPLEMENTAL DATA
Net Assets - End of Period (000s
  Omitted) ..........................   $     942,690     $     394,896     $     130,346     $      95,226
Net Expenses to Average Net Assets ..            0.99%             1.10%             1.19%             1.26%
Gross Expenses to Average Net Assets             1.01%             1.12%             1.23%             --
Ratio of Net Investment Income to
  Average Net Assets ................            2.77%             3.09%             2.92%             2.37%
Portfolio Turnover Rate .............             203%              146%              286%              258%

# DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME FOR THE YEAR ENDED DECEMBER 31, 1998 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.

FOUNDERS DISCOVERY FUND

                                                                                -----------
                                                                                   1998
                                                                                -----------
PER SHARE DATA
Net Asset Value - Beginning of Period .......................................   $     23.45
                                                                                -----------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income or (Loss) .............................................         (0.07)
Net Gains or Losses on Securities
  (Both Realized and Unrealized) ............................................          3.15
                                                                                -----------
TOTAL FROM INVESTMENT OPERATIONS ............................................          3.08
                                                                                -----------
LESS DIVIDENDS AND DISTRIBUTIONS
From Net Investment Income ..................................................          0.00
From Net Realized Gains .....................................................         (2.16)
                                                                                -----------
TOTAL DISTRIBUTIONS .........................................................         (2.16)
                                                                                -----------
Net Asset Value - End of Period .............................................   $     24.37
                                                                                ===========
TOTAL RETURN ................................................................         14.19%
RATIOS/SUPPLEMENTAL DATA
Net Assets - End of Period (000s
  Omitted) ..................................................................   $   241,124
Net Expenses to Average Net Assets ..........................................          1.55%
Gross Expenses to Average Net Assets ........................................          1.57%
Ratio of Net Investment Income to
  Average Net Assets ........................................................         (0.91%)
Portfolio Turnover Rate .....................................................           121%

FOUNDERS GOVERNMENT SECURITIES FUND

                                                                                ----------
                                                                                   1998
                                                                                ----------
PER SHARE DATA
Net Asset Value - Beginning of Period .......................................   $     9.28
                                                                                ----------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income or (Loss) .............................................         0.43
Net Gains or Losses on Securities
  (Both Realized and Unrealized) ............................................         0.46
                                                                                ----------
TOTAL FROM INVESTMENT OPERATIONS ............................................         0.89
                                                                                ----------
LESS DIVIDENDS AND DISTRIBUTIONS
From Net Investment Income ..................................................        (0.43)
From Net Realized Gains .....................................................         0.00
                                                                                ----------
TOTAL DISTRIBUTIONS .........................................................        (0.43)
                                                                                ----------
Net Asset Value - End of Period .............................................   $     9.74
                                                                                ==========
TOTAL RETURN ................................................................         9.76%
RATIOS/SUPPLEMENTAL DATA
Net Assets - End of Period (000s
  Omitted) ..................................................................   $   15,220
Net Expenses to Average Net Assets * ........................................         1.25%
Gross Expenses to Average Net Assets
  * .........................................................................         1.28%
Ratio of Net Investment Income to
  Average Net Assets * ......................................................         4.46%
Portfolio Turnover Rate .....................................................           90%


* IN THE ABSENCE OF VOLUNTARY EXPENSE WAIVERS FROM FOUNDERS, THE RATIOS OF NET EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN 1.46% (1998), 1.44% (1997), AND 1.46% (1996), THE RATIOS OF GROSS EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN 1.49% (1998), 1.49% (1997), AND 1.49% (1996), AND THE RATIOS OF NET INVESTMENT
INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 4.25% (1998), 4.81% (1997) AND 4.86% (1996).

FOUNDERS DISCOVERY FUND

                                                                              YEARS ENDED DECEMBER 31
                                                                     -----------------------------------------------------------
                                                                        1997            1996            1995             1994
                                                                     -----------     -----------     -----------     -----------
PER SHARE DATA
Net Asset Value - Beginning of Period ............................   $     24.22     $     21.70     $     19.88     $     21.55
                                                                     -----------     -----------     -----------     -----------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income or (Loss) ..................................          0.07           (0.20)          (0.12)          (0.12)
Net Gains or Losses on Securities
  (Both Realized and Unrealized) .................................          2.69            4.72            6.29           (1.55)
                                                                     -----------     -----------     -----------     -----------
TOTAL FROM INVESTMENT OPERATIONS .................................          2.76            4.52            6.17           (1.67)
                                                                     -----------     -----------     -----------     -----------
LESS DIVIDENDS AND DISTRIBUTIONS
From Net Investment Income .......................................          0.00            0.00            0.00            0.00
From Net Realized Gains ..........................................         (3.53)          (2.00)          (4.35)           0.00
                                                                     -----------     -----------     -----------     -----------
TOTAL DISTRIBUTIONS ..............................................         (3.53)          (2.00)          (4.35)           0.00
                                                                     -----------     -----------     -----------     -----------
Net Asset Value - End of Period ..................................   $     23.45     $     24.22     $     21.70     $     19.88
                                                                     ===========     ===========     ===========     ===========
TOTAL RETURN .....................................................         12.00%          21.20%          31.30%          (7.80%)
RATIOS/SUPPLEMENTAL DATA
Net Assets - End of Period (000s
  Omitted) .......................................................   $   246,281     $   247,494     $   216,623     $   185,310
Net Expenses to Average Net Assets ...............................          1.52%           1.58%           1.58%           1.67%
Gross Expenses to Average Net Assets .............................          1.54%           1.59%           1.63%           --
Ratio of Net Investment Income to
  Average Net Assets .............................................         (0.55%)         (0.85%)         (0.60%)         (0.62%)
Portfolio Turnover Rate ..........................................            90%            106%            118%             72%

FOUNDERS GOVERNMENT SECURITIES FUND

                                                                                YEARS ENDED DECEMBER 31
                                                                      --------------------------------------------------------
                                                                          1997           1996           1995           1994
                                                                       ----------     ----------     ----------     ----------
PER SHARE DATA
Net Asset Value - Beginning of Period .............................    $     9.04     $     9.29     $     8.78     $    10.02
                                                                       ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income or (Loss) ...................................          0.45           0.46           0.45           0.52
Net Gains or Losses on Securities
  (Both Realized and Unrealized) ..................................          0.24          (0.25)          0.51          (1.26)
                                                                       ----------     ----------     ----------     ----------
TOTAL FROM INVESTMENT OPERATIONS ..................................          0.69           0.21           0.96          (0.74)
                                                                       ----------     ----------     ----------     ----------
LESS DIVIDENDS AND DISTRIBUTIONS
From Net Investment Income ........................................         (0.45)         (0.46)         (0.45)         (0.50)
From Net Realized Gains ...........................................          0.00           0.00           0.00           0.00
                                                                       ----------     ----------     ----------     ----------
TOTAL DISTRIBUTIONS ...............................................         (0.45)         (0.46)         (0.45)         (0.50)
                                                                       ----------     ----------     ----------     ----------
Net Asset Value - End of Period ...................................    $     9.28     $     9.04     $     9.29     $     8.78
                                                                       ==========     ==========     ==========     ==========
TOTAL RETURN ......................................................          7.90%          2.34%         11.10%         (7.50%)
RATIOS/SUPPLEMENTAL DATA
Net Assets - End of Period (000s
  Omitted) ........................................................    $   13,259     $   15,190     $   20,263     $   21,323
Net Expenses to Average Net Assets * ..............................          1.26%          1.26%          1.30%          1.34%
Gross Expenses to Average Net Assets
  * ...............................................................          1.31%          1.29%          1.30%          --
Ratio of Net Investment Income to
  Average Net Assets * ............................................          4.99%          5.06%          4.92%          5.52%
Portfolio Turnover Rate ...........................................           147%           166%           141%           379%


* IN THE ABSENCE OF VOLUNTARY EXPENSE WAIVERS FROM FOUNDERS, THE RATIOS OF NET EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN 1.46% (1998), 1.44% (1997), AND 1.46% (1996), THE RATIOS OF GROSS EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN 1.49% (1998), 1.49% (1997), AND 1.49% (1996), AND THE RATIOS OF NET INVESTMENT
INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 4.25% (1998), 4.81% (1997) AND 4.86% (1996).

FOUNDERS GROWTH FUND


                                        -------------
                                            1998
                                        -------------
PER SHARE DATA
Net Asset Value - Beginning of Period   $       17.28
                                        -------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income or (Loss) .....            0.01
Net Gains or Losses on Securities
  (Both Realized and Unrealized) ....            4.26
                                        -------------
TOTAL FROM INVESTMENT OPERATIONS ....            4.27
                                        -------------
LESS DIVIDENDS AND DISTRIBUTIONS
From Net Investment Income # ........           (0.01)
From Net Realized Gains .............           (1.13)
                                        -------------
TOTAL DISTRIBUTIONS .................           (1.14)
                                        -------------
Net Asset Value - End of Period .....   $       20.41
                                        =============
TOTAL RETURN ........................           25.04%
RATIOS/SUPPLEMENTAL DATA
Net Assets - End of Period (000s
  Omitted) ..........................   $   2,360,180
Net Expenses to Average Net Assets ..            1.08%
Gross Expenses to Average Net Assets             1.10%
Ratio of Net Investment Income to
  Average Net Assets ................            0.05%
Portfolio Turnover Rate .............             143%

# DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME FOR THE YEAR ENDED DECEMBER 31, 1998 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.

FOUNDERS GROWTH AND INCOME FUND

                                           1998
                                        -----------
PER SHARE DATA
Net Asset Value - Beginning of Period   $      6.92
                                        -----------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income or (Loss) .....          0.71
Net Gains or Losses on Securities
  (Both Realized and Unrealized) ....          0.51
                                        -----------
TOTAL FROM INVESTMENT OPERATIONS ....          1.22
                                        -----------
LESS DIVIDENDS AND DISTRIBUTIONS
From Net Investment Income # ........         (0.11)
From Net Realized Gains .............         (0.71)
                                        -----------
TOTAL DISTRIBUTIONS .................         (0.82)
                                        -----------
Net Asset Value - End of Period .....   $      7.32
                                        ===========
TOTAL RETURN ........................         17.78%
RATIOS/SUPPLEMENTAL DATA
Net Assets - End of Period (000s
  Omitted) ..........................   $   542,307
Net Expenses to Average Net Assets ..          1.08%
Gross Expenses to Average Net Assets           1.10%
Ratio of Net Investment Income to
  Average Net Assets ................          1.38%
Portfolio Turnover Rate .............           259%

# DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME FOR THE YEAR ENDED DECEMBER 31, 1998 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.

FOUNDERS GROWTH FUND

                                                       YEARS ENDED DECEMBER 31
                                        -------------------------------------------------------------------
                                            1997              1996              1995               1994
                                        -------------     -------------     -------------     -------------
PER SHARE DATA
Net Asset Value - Beginning of Period   $       15.87     $       14.77     $       11.63     $       12.38
                                        -------------     -------------     -------------     -------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income or (Loss) .....            0.07              0.02              0.02             (0.02)
Net Gains or Losses on Securities
  (Both Realized and Unrealized) ....            4.09              2.40              5.27             (0.39)
                                        -------------     -------------     -------------     -------------
TOTAL FROM INVESTMENT OPERATIONS ....            4.16              2.42              5.29             (0.41)
                                        -------------     -------------     -------------     -------------
LESS DIVIDENDS AND DISTRIBUTIONS
From Net Investment Income # ........           (0.07)            (0.02)            (0.02)             0.00
From Net Realized Gains .............           (2.68)            (1.30)            (2.13)            (0.34)
                                        -------------     -------------     -------------     -------------
TOTAL DISTRIBUTIONS .................           (2.75)            (1.32)            (2.15)            (0.34)
                                        -------------     -------------     -------------     -------------
Net Asset Value - End of Period .....   $       17.28     $       15.87     $       14.77     $       11.63
                                        =============     =============     =============     =============
TOTAL RETURN ........................           26.60%            16.57%            45.59%            (3.40%)
RATIOS/SUPPLEMENTAL DATA
Net Assets - End of Period (000s
  Omitted) ..........................   $   1,757,449     $   1,118,323     $     655,927     $     307,988
Net Expenses to Average Net Assets ..            1.10%             1.19%             1.24%             1.33%
Gross Expenses to Average Net Assets             1.12%             1.20%             1.28%             --
Ratio of Net Investment Income to
  Average Net Assets ................            0.48%             0.15%             0.12%            (0.17%)
Portfolio Turnover Rate .............             189%              134%              130%              172%

# DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME FOR THE YEAR ENDED DECEMBER 31, 1998 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.

FOUNDERS GROWTH AND INCOME FUND

                                                YEARS ENDED DECEMBER 31
                                        -----------------------------------------------------------
                                            1997            1996            1995           1994
                                        -----------     -----------     -----------     -----------
PER SHARE DATA
Net Asset Value - Beginning of Period   $      7.23     $      6.69     $      6.16     $      6.49
                                        -----------     -----------     -----------     -----------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income or (Loss) .....          0.13            0.09            0.09            0.06
Net Gains or Losses on Securities
  (Both Realized and Unrealized) ....          1.25            1.52            1.70           (0.02)
                                        -----------     -----------     -----------     -----------
TOTAL FROM INVESTMENT OPERATIONS ....          1.38            1.61            1.79            0.04
                                        -----------     -----------     -----------     -----------
LESS DIVIDENDS AND DISTRIBUTIONS
From Net Investment Income # ........         (0.13)          (0.09)          (0.09)          (0.06)
From Net Realized Gains .............         (1.56)          (0.98)          (1.17)          (0.31)
                                        -----------     -----------     -----------     -----------
TOTAL DISTRIBUTIONS .................         (1.69)          (1.07)          (1.26)          (0.37)
                                        -----------     -----------     -----------     -----------
Net Asset Value - End of Period .....   $      6.92     $      7.23     $      6.69     $      6.16
                                        ===========     ===========     ===========     ===========
TOTAL RETURN ........................         19.40%          24.37%          29.06%           0.50%
RATIOS/SUPPLEMENTAL DATA
Net Assets - End of Period (000s
  Omitted) ..........................   $   543,168     $   535,866     $   375,200     $   311,051
Net Expenses to Average Net Assets ..          1.09%           1.15%           1.17%           1.21%
Gross Expenses to Average Net Assets           1.11%           1.16%           1.22%           --
Ratio of Net Investment Income to
  Average Net Assets ................          1.84%           1.40%           1.19%           0.88%
Portfolio Turnover Rate .............           256%            195%            235%            239%

# DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME FOR THE YEAR ENDED DECEMBER 31, 1998 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.

FOUNDERS INTERNATIONAL EQUITY FUND

                                           1998
                                        ----------
PER SHARE DATA
Net Asset Value - Beginning of Period   $    12.05
                                        ----------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income or (Loss) .....         0.03
Net Gains or Losses on Securities
  (Both Realized and Unrealized) ....         2.02
                                        ----------
TOTAL FROM INVESTMENT OPERATIONS ....         2.05
                                        ----------
LESS DIVIDENDS AND DISTRIBUTIONS
From Net Investment Income ..........         0.00
From Net Realized Gains .............        (0.07)
                                        ----------
TOTAL DISTRIBUTIONS .................        (0.07)
                                        ----------
Net Asset Value - End of Period .....   $    14.03
                                        ==========
TOTAL RETURN ........................        17.01%
RATIOS/SUPPLEMENTAL DATA
Net Assets - End of Period (000s
  Omitted) ..........................   $   18,938
Net Expenses to Average Net Assets ..         1.80%
Gross Expenses to Average Net Assets          1.83%
Ratio of Net Investment Income to
  Average Net Assets * ..............         0.02%
Portfolio Turnover Rate .............          148%

* IN THE ABSENCE OF VOLUNTARY EXPENSE REIMBURSEMENTS FROM FOUNDERS, THE RATIOS OF NET EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN 1.89% (1998), 2.01% (1997) AND 2.46% (1996), THE RATIOS OF GROSS EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN 1.92% (1998), 2.05% (1997) AND 2.52% (1996), AND THE RATIOS OF NET
INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN (0.07%) (1998), (0.37%)
(1997) AND (0.67%) (1996).

FOUNDERS MID-CAP GROWTH FUND
                                            1998
                                        -----------
PER SHARE DATA
Net Asset Value - Beginning of Period   $      7.72
                                        -----------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income or (Loss) .....         (0.03)
Net Gains or Losses on Securities
  (Both Realized and Unrealized) ....         (0.11)
                                        -----------
TOTAL FROM INVESTMENT OPERATIONS ....         (0.14)
                                        -----------
LESS DIVIDENDS AND DISTRIBUTIONS
From Net Investment Income ..........          0.00
From Net Realized Gains .............         (0.14)
                                        -----------
TOTAL DISTRIBUTIONS .................         (0.14)
                                        -----------
Net Asset Value - End of Period .....   $      7.44
                                        ===========
TOTAL RETURN ........................         (1.73%)
RATIOS/SUPPLEMENTAL DATA
Net Assets - End of Period (000s
  Omitted) ..........................   $   252,855
Net Expenses to Average Net Assets ..          1.33%
Gross Expenses to Average Net Assets           1.35%
Ratio of Net Investment Income to
  Average Net Assets ................         (0.39%)
Portfolio Turnover Rate .............           152%

FOUNDERS INTERNATIONAL EQUITY FUND

                                                                      PERIOD OF
                                        YEARS ENDED DECEMBER 31        12/29/95
                                       -------------------------     (INCEPTION)
                                          1997           1996        - 12/31/95
                                       ----------     ----------     ----------
PER SHARE DATA
Net Asset Value - Beginning of Period  $    11.86     $    10.00     $    10.00
                                       ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income or (Loss) .....       (0.01)         (0.01)          0.00
Net Gains or Losses on Securities
  (Both Realized and Unrealized) ....        1.89           1.87           0.00
                                       ----------     ----------     ----------
TOTAL FROM INVESTMENT OPERATIONS ....        1.88           1.86           0.00
                                       ----------     ----------     ----------
LESS DIVIDENDS AND DISTRIBUTIONS
From Net Investment Income ..........        0.00           0.00           0.00
From Net Realized Gains .............       (1.69)          0.00           0.00
                                       ----------     ----------     ----------
TOTAL DISTRIBUTIONS .................       (1.69)          0.00           0.00
                                       ----------     ----------     ----------
Net Asset Value - End of Period .....  $    12.05     $    11.86     $    10.00
                                       ==========     ==========     ==========
TOTAL RETURN ........................       16.10%         18.60%          0.00%
RATIOS/SUPPLEMENTAL DATA
Net Assets - End of Period (000s
  Omitted) ..........................  $   15,740     $   10,119     $      767
Net Expenses to Average Net Assets ..        1.85%          1.94%           n/a
Gross Expenses to Average Net Assets         1.89%          2.00%           n/a
Ratio of Net Investment Income to
  Average Net Assets * ..............       (0.21%)        (0.15%)          n/a
Portfolio Turnover Rate .............         164%            71%           n/a

* IN THE ABSENCE OF VOLUNTARY EXPENSE REIMBURSEMENTS FROM FOUNDERS, THE RATIOS OF NET EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN 1.89% (1998), 2.01% (1997) AND 2.46% (1996), THE RATIOS OF GROSS EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN 1.92% (1998), 2.05% (1997) AND 2.52% (1996), AND THE RATIOS OF NET
INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN (0.07%) (1998), (0.37%)
(1997) AND (0.67%) (1996).

FOUNDERS MID-CAP GROWTH FUND

                                                      YEARS ENDED DECEMBER 31
                                        -----------------------------------------------------------
                                            1997            1996           1995             1994
                                        -----------     -----------     -----------     -----------
PER SHARE DATA
Net Asset Value - Beginning of Period   $      7.66     $      7.05     $      7.01     $      7.67
                                        -----------     -----------     -----------     -----------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income or (Loss) .....          0.01           (0.02)           0.00           (0.02)
Net Gains or Losses on Securities
  (Both Realized and Unrealized) ....          1.21            1.09            1.79           (0.36)
                                        -----------     -----------     -----------     -----------
TOTAL FROM INVESTMENT OPERATIONS ....          1.22            1.07            1.79           (0.38)
                                        -----------     -----------     -----------     -----------
LESS DIVIDENDS AND DISTRIBUTIONS
From Net Investment Income ..........          0.00            0.00            0.00            0.00
From Net Realized Gains .............         (1.16)          (0.46)          (1.75)          (0.28)
                                        -----------     -----------     -----------     -----------
TOTAL DISTRIBUTIONS .................         (1.16)          (0.46)          (1.75)          (0.28)
                                        -----------     -----------     -----------     -----------
Net Asset Value - End of Period .....   $      7.72     $      7.66     $      7.05     $      7.01
                                        ===========     ===========     ===========     ===========
TOTAL RETURN ........................         16.40%          15.33%          25.70%          (4.90%)
RATIOS/SUPPLEMENTAL DATA
Net Assets - End of Period (000s
  Omitted) ..........................   $   320,186     $   363,835     $   388,754     $   299,190
Net Expenses to Average Net Assets ..          1.30%           1.34%           1.29%           1.36%
Gross Expenses to Average Net Assets           1.32%           1.36%           1.35%           --
Ratio of Net Investment Income to
  Average Net Assets ................         (0.05%)         (0.28%)          0.00%          (0.27%)
Portfolio Turnover Rate .............           110%            186%            263%            272%

FOUNDERS MONEY MARKET FUND

                                                          1998
                                                       -----------
PER SHARE DATA
Net Asset Value - Beginning of Period ..............   $      1.00
                                                       -----------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income or (Loss) ....................          0.05
Net Gains or Losses on Securities
  (Both Realized and Unrealized) ...................          0.00
                                                       -----------
TOTAL FROM INVESTMENT OPERATIONS ...................          0.05
                                                       -----------
LESS DIVIDENDS AND DISTRIBUTIONS
From Net Investment Income .........................         (0.05)
From Net Realized Gains ............................          0.00
                                                       -----------
TOTAL DISTRIBUTIONS ................................         (0.05)
                                                       -----------
Net Asset Value - End of Period ....................   $      1.00
                                                       ===========
TOTAL RETURN .......................................          4.67%
RATIOS/SUPPLEMENTAL DATA
Net Assets - End of Period (000s
  Omitted) .........................................   $    91,415
Net Expenses to Average Net Assets .................          0.85%
Gross Expenses to Average Net Assets ...............          0.87%
Ratio of Net Investment Income to
  Average Net Assets ...............................          4.67%

FOUNDERS PASSPORT FUND

                                                          1998
                                                       -----------
PER SHARE DATA
Net Asset Value - Beginning of Period ..............   $     13.64
                                                       -----------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income or (Loss) ....................          0.00
Net Gains or Losses on Securities
  (Both Realized and Unrealized) ...................          1.68
                                                       -----------
TOTAL FROM INVESTMENT OPERATIONS ...................          1.68
                                                       -----------
LESS DIVIDENDS AND DISTRIBUTIONS
From Net Investment Income .........................         (0.01)
From Net Realized Gains ............................         (0.38)
                                                       -----------
TOTAL DISTRIBUTIONS ................................         (0.39)
                                                       -----------
Net Asset Value - End of Period ....................   $     14.93
                                                       ===========
TOTAL RETURN .......................................         12.50%
RATIOS/SUPPLEMENTAL DATA
Net Assets - End of Period (000s
  Omitted) .........................................   $   124,572
Net Expenses to Average Net Assets .................          1.52%
Gross Expenses to Average Net Assets ...............          1.54%
Ratio of Net Investment Income to
  Average Net Assets ...............................          0.09%
Portfolio Turnover Rate ............................            34%

FOUNDERS MONEY MARKET FUND

                                                                YEARS ENDED DECEMBER 31
                                                       -----------------------------------------------------------
                                                           1997           1996             1995            1994
                                                       -----------     -----------     -----------     -----------
PER SHARE DATA
Net Asset Value - Beginning of Period ..............   $      1.00     $      1.00     $      1.00     $      1.00
                                                       -----------     -----------     -----------     -----------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income or (Loss) ....................          0.05            0.05            0.05            0.03
Net Gains or Losses on Securities
  (Both Realized and Unrealized) ...................          0.00            0.00            0.00            0.00
                                                       -----------     -----------     -----------     -----------
TOTAL FROM INVESTMENT OPERATIONS ...................          0.05            0.05            0.05            0.03
                                                       -----------     -----------     -----------     -----------
LESS DIVIDENDS AND DISTRIBUTIONS
From Net Investment Income .........................         (0.05)          (0.05)          (0.05)          (0.03)
From Net Realized Gains ............................          0.00            0.00            0.00            0.00
                                                       -----------     -----------     -----------     -----------
TOTAL DISTRIBUTIONS ................................         (0.05)          (0.05)          (0.05)          (0.03)
                                                       -----------     -----------     -----------     -----------
Net Asset Value - End of Period ....................   $      1.00     $      1.00     $      1.00     $      1.00
                                                       ===========     ===========     ===========     ===========
TOTAL RETURN .......................................          4.70%           4.51%           5.10%           3.40%
RATIOS/SUPPLEMENTAL DATA
Net Assets - End of Period (000s
  Omitted) .........................................   $   106,073     $   109,866     $   125,646     $   201,342
Net Expenses to Average Net Assets .................          0.82%           0.86%           0.89%           0.91%
Gross Expenses to Average Net Assets ...............          0.84%           0.88%           0.89%           --
Ratio of Net Investment Income to
  Average Net Assets ...............................          4.77%           4.58%           5.11%           3.49%

FOUNDERS PASSPORT FUND

                                                                YEARS ENDED DECEMBER 31
                                                       -----------------------------------------------------------
                                                           1997            1996           1995            1994
                                                       -----------     -----------     -----------     -----------
PER SHARE DATA
Net Asset Value - Beginning of Period ..............   $     13.91     $     11.68     $      9.42     $     10.53
                                                       -----------     -----------     -----------     -----------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income or (Loss) ....................          0.02            0.04            0.04            0.02
Net Gains or Losses on Securities
  (Both Realized and Unrealized) ...................          0.22            2.30            2.26           (1.11)
                                                       -----------     -----------     -----------     -----------
TOTAL FROM INVESTMENT OPERATIONS ...................          0.24            2.34            2.30           (1.09)
                                                       -----------     -----------     -----------     -----------
LESS DIVIDENDS AND DISTRIBUTIONS
From Net Investment Income .........................         (0.03)          (0.02)          (0.04)          (0.02)
From Net Realized Gains ............................         (0.48)          (0.09)           0.00            0.00
                                                       -----------     -----------     -----------     -----------
TOTAL DISTRIBUTIONS ................................         (0.51)          (0.11)          (0.04)          (0.02)
                                                       -----------     -----------     -----------     -----------
Net Asset Value - End of Period ....................   $     13.64     $     13.91     $     11.68     $      9.42
                                                       ===========     ===========     ===========     ===========
TOTAL RETURN .......................................          1.70%          20.05%          24.39%         (10.40%)
RATIOS/SUPPLEMENTAL DATA
Net Assets - End of Period (000s
  Omitted) .........................................   $   122,646     $   177,921     $    49,922     $    16,443
Net Expenses to Average Net Assets .................          1.53%           1.57%           1.76%           1.88%
Gross Expenses to Average Net Assets ...............          1.55%           1.59%           1.84%           --
Ratio of Net Investment Income to
  Average Net Assets ...............................          0.20%           0.40%           0.60%           0.12%
Portfolio Turnover Rate ............................            51%             58%             37%             78%

FOUNDERS WORLDWIDE GROWTH FUND

                                                          1998
                                                       -----------
PER SHARE DATA
Net Asset Value - Beginning of Period ..............   $     21.11
                                                       -----------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income or (Loss) ....................          0.08
Net Gains or Losses on Securities
  (Both Realized and Unrealized) ...................          1.90
                                                       -----------
TOTAL FROM INVESTMENT OPERATIONS ...................          1.98
                                                       -----------
LESS DIVIDENDS AND DISTRIBUTIONS
From Net Investment Income # .......................         (0.09)
From Net Realized Gains ............................         (0.94)
                                                       -----------
TOTAL DISTRIBUTIONS ................................         (1.03)
                                                       -----------
Net Asset Value - End of Period ....................   $     22.06
                                                       ===========
TOTAL RETURN .......................................          9.63%
RATIOS/SUPPLEMENTAL DATA
Net Assets - End of Period (000s
  Omitted) .........................................   $   272,053
Net Expenses to Average Net Assets .................          1.47%
Gross Expenses to Average Net Assets ...............          1.49%
Ratio of Net Investment Income to
  Average Net Assets ...............................          0.33%
Portfolio Turnover Rate ............................            86%

# DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME FOR THE YEAR ENDED DECEMBER 31, 1998 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.

FOUNDERS WORLDWIDE GROWTH FUND

                                                               YEARS ENDED DECEMBER 31
                                                       -----------------------------------------------------------
                                                          1997            1996            1995            1994
                                                       -----------     -----------     -----------     -----------
PER SHARE DATA
Net Asset Value - Beginning of Period ..............   $     21.79     $     19.87     $     17.09     $     17.94
                                                       -----------     -----------     -----------     -----------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income or (Loss) ....................          0.02            0.10            0.09           (0.02)
Net Gains or Losses on Securities
  (Both Realized and Unrealized) ...................          2.22            2.64            3.43           (0.37)
                                                       -----------     -----------     -----------     -----------
TOTAL FROM INVESTMENT OPERATIONS ...................          2.24            2.74            3.52           (0.39)
                                                       -----------     -----------     -----------     -----------
LESS DIVIDENDS AND DISTRIBUTIONS
From Net Investment Income # .......................         (0.04)          (0.07)          (0.09)           0.00
From Net Realized Gains ............................         (2.88)          (0.75)          (0.65)          (0.46)
                                                       -----------     -----------     -----------     -----------
TOTAL DISTRIBUTIONS ................................         (2.92)          (0.82)          (0.74)          (0.46)
                                                       -----------     -----------     -----------     -----------
Net Asset Value - End of Period ....................   $     21.11     $     21.79     $     19.87     $     17.09
                                                       ===========     ===========     ===========     ===========
TOTAL RETURN .......................................         10.60%          13.95%          20.63%          (2.20%)
RATIOS/SUPPLEMENTAL DATA
Net Assets - End of Period (000s
  Omitted) .........................................   $   308,877     $   342,079     $   228,595     $   104,044
Net Expenses to Average Net Assets .................          1.45%           1.53%           1.56%           1.66%
Gross Expenses to Average Net Assets ...............          1.47%           1.55%           1.65%           --
Ratio of Net Investment Income to
  Average Net Assets ...............................          0.18%           0.50%           0.61%          (0.14%)
Portfolio Turnover Rate ............................            82%             72%             54%             87%

# DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME FOR THE YEAR ENDED DECEMBER 31, 1998 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.

UNDERSTANDING FINANCIAL HIGHLIGHTS

The Financial Highlights tables appearing on pgs. 53-64 list financial information for each Fund. Below are definitions of the items in the tables.

 1. NET ASSET VALUE (NAV). The net asset value reflects the daily price of one share of a Fund. We calculate this by dividing the net assets of the Fund (assets minus liabilities) by the number of outstanding Fund shares.

 2. NET INVESTMENT INCOME OR (LOSS). The total per-share income received by the Fund from dividends and interest on securities, taking into account the undistributed net investment income from the prior year, minus Fund expenses. In cases where expenses exceed such income, this amount is shown as a loss.

     o DIVIDENDS AND DISTRIBUTIONS -- FROM NET INVESTMENT INCOME. The net income per share paid by the Fund.

 3. NET GAINS (OR LOSSES) ON SECURITIES, BOTH REALIZED AND UNREALIZED. The per-share increase (or decrease) in the value of the securities held by a Fund. A Fund realizes a gain (or loss) when it sells securities that have appreciated (or depreciated). A gain (or loss) is UNREALIZED when the value of the securities increases (or decreases) but the security is not sold.

     o DIVIDENDS AND DISTRIBUTIONS -- FROM NET REALIZED GAINS. The per-share amount the Fund paid to shareholders from REALIZED gains.

 4. NET ASSET VALUE -- END OF PERIOD. The value of one share of the Fund at the end of the year.

 5.  NET ASSETS -- END OF PERIOD.
     The value of the Fund's assets, minus liabilities, at the end of the year.

 6. TOTAL RETURN. The increase or decrease in the value of an investment in the Fund over the course of the year, expressed as a percentage. This figure includes changes in the NAV plus dividends and capital gain distributions. When calculating the total return, we assume that dividends and distributions are reinvested when distributed.

 7. NET EXPENSES TO AVERAGE NET ASSETS. Reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits.

 8. GROSS EXPENSES TO AVERAGE NET ASSETS. The total of a Fund's operating expenses before expense offset arrangements and earnings credits, divided by its average net assets for the stated period.

 9. RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS. This figure, expressed as a percentage, reflects the Fund's net investment income divided by its average net assets for the year.

10. PORTFOLIO TURNOVER RATE. This figure is a measure of the Fund's buying and selling activity. It is computed by dividing the Fund's total security purchases or sales (excluding short-term securities), whichever is less, by the average monthly market value of the Fund's securities portfolio.

                                     [LOGO]

                                 FOUNDERS FUNDS

FOR FURTHER INFORMATION

More information about the Funds is available to you free of charge. The Funds' Annual and Semiannual Reports contain the Funds' financial statements, portfolio holdings, and historical performance. You will also find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance in these reports. In addition, a current Statement of Additional Information (SAI) containing more detailed information about the Funds and their policies has been filed with the Securities and Exchange Commission and is incorporated by reference as part of this Prospectus. You can request copies of the Annual and Semiannual Reports and the SAI:

BY TELEPHONE                         Call 1-800-525-2440

IN PERSON                            2930 East Third Avenue
                                     Denver, Colorado 80206

BY MAIL                              P.O. Box 173655
                                     Denver, Colorado 80217-3655

BY E-MAIL                            Send your request to
                                     comments@founders.com

ON THE INTERNET                      www.founders.com or text-only
                                     versions of fund documents can be
                                     viewed or downloaded from the
                                     Securities and Exchange Commission's
                                     internet site at www.sec.gov

BY MAIL OR IN PERSON FROM THE        Visit or write:
SECURITIES AND EXCHANGE COMMISSION   SEC's Public Reference Section
(YOU WILL PAY A COPYING FEE)         Washington, D.C. 20549-6009
                                     1-800-SEC-0330

Founders Funds is a registered trademark and the logo is a trademark of Founders Asset Management LLC. "Dreyfus" is the umbrella designation for the investment products and services available from affiliates of Mellon Financial Corporation, including Founders Asset Management LLC.
A-236-PRS (11/99)
                                          Founders Funds' SEC File No. 811-01018